UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.      )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12
CTI GROUP (HOLDINGS) INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which this transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

333 North Alabama St., Suite 240
Indianapolis, IN 46204
(317) 262-4666
Dear Stockholder:
  You are cordially invited to attend the 2005 Annual Meeting of Stockholders (the “Annual Meeting”) of CTI Group (Holdings) Inc., a Delaware corporation (“CTIG”), which will be held on December 8, 2005, at 11:00 a.m. (U.S. Eastern Standard Time — Indiana Local Time), at the offices of CTIG located at 333 North Alabama Street, Suite 240, Indianapolis, Indiana 46204, to consider and act upon the following:
(i)	election of Class I and Class II directors, as described in the accompanying proxy statement;

(ii)	approval of CTI Group (Holdings) Inc. Stock Incentive Plan, as described in the accompanying proxy statement;

(iii)	ratification of the appointment of Crowe Chizek and Company, LLC, as the independent accountants of CTIG; and

(iv)	such other matters as may properly come before the Annual Meeting or any postponement or adjournment of the Annual Meeting.
     The official notice of the Annual Meeting, a proxy statement, a form of proxy and CTIG’s 2004 Annual Report to Stockholders and Quarterly Report on Form 10-QSB for the Nine Months Ended September 30, 2005 are enclosed. Please give this information your careful attention.
     Whether or not you expect to attend the Annual Meeting in person, it is important that your shares be voted at the Annual Meeting. I urge you to specify your choices by marking the enclosed proxy and returning it promptly.

Sincerely,

/s/ John Birbeck

John Birbeck
Chairman of the Board of Directors, President and
Chief Executive Officer
Date: November 23, 2005

333 North Alabama St., Suite 240
Indianapolis, IN 46204
(317) 262-4666
NOTICE OF 2005 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 8, 2005
To the Stockholders of CTI Group (Holdings) Inc.:
  Notice is hereby given that the 2005 Annual Meeting of Stockholders (the “Annual Meeting”) of CTI Group (Holdings) Inc., a Delaware corporation (“CTIG”), will be held on December 8, 2005, at 11:00 a.m. (U.S. Eastern Standard Time — Indiana Local Time), at the offices of CTIG located at 333 North Alabama Street, Suite 240, Indianapolis, Indiana 46204, to consider and act upon the following:
(i)	election of Class I and Class II directors, as described in the accompanying proxy statement;

(ii)	approval of CTI Group (Holdings) Inc. Stock Incentive Plan, as described in the accompanying proxy statement;

(iii)	ratification of the appointment of Crowe Chizek and Company, LLC, as the independent accountants of CTIG; and

(iv)	such other matters as may properly come before the Annual Meeting or any postponement or adjournment of the Annual Meeting.
     The board of directors is not aware of any other business to come before the Annual Meeting.
     The board of directors recommends that you vote “FOR” (i) the election of each of the nominees for director specified in the enclosed proxy statement; (ii) the approval of CTI Group (Holdings) Inc. Stock Incentive Plan; and (iii) the ratification of the appointment of Crowe, Chizek and Company, LLC as CTIG’s independent accountants.
     By resolution of the board of directors, only stockholders of record of CTIG’s Class A Common Stock and Class B Common Stock at the close of business on October 28, 2005 are entitled to the notice of and to vote at the Annual Meeting and any adjournment or postponement of the Annual Meeting. A list of CTIG’s stockholders of record at the close of business on October 28, 2005 will be available for examination by any stockholder, for any purpose germane to the Annual Meeting, for a period of 10 days prior to the Annual Meeting during ordinary business hours at CTIG’s offices located at 333 North Alabama St., Suite 240, Indianapolis, IN 46204. Such list of stockholders will also be available for examination by any stockholder at the Annual Meeting.

     You are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, please take the time to vote by completing and mailing the enclosed proxy card, as soon as possible. If you decide to vote using the proxy card, you must sign, date and mail it and indicate how you want to vote. If you do not so indicate, your proxy will be voted as recommended by the board of directors.

By Order of the Board of Directors,

/s/ Manfred Hanuschek

Manfred Hanuschek
Chief Financial Officer and Secretary
Indianapolis, Indiana
November 23, 2005

333 North Alabama St., Suite 240
Indianapolis, IN 46204
(317) 262-4666
PROXY STATEMENT
2005 ANNUAL MEETING OF STOCKHOLDERS
GENERAL INFORMATION
Date, Time, Place and Purposes of 2005 Annual Meeting of Stockholders
  The board of directors solicits your proxy for use at the 2005 Annual Meeting of Stockholders (the “Annual Meeting”) of CTI Group (Holdings) Inc., a Delaware corporation (“CTIG”), which will be held on December 8, 2005, at 11:00 a.m. (U.S. Eastern Standard Time — Indiana Local Time), at the offices of CTIG located at 333 North Alabama Street, Suite 240, Indianapolis, Indiana 46204 to consider and act upon the following:
(i)	election of Class I and Class II directors, as described in the accompanying proxy statement;

(ii)	approval of CTI Group (Holdings) Inc. Stock Incentive Plan, as described in the accompanying proxy statement;

(iii)	ratification of the appointment of Crowe Chizek and Company, LLC, as the independent accountants of CTIG; and

(iv)	such other matters as may properly come before the Annual Meeting or any postponement or adjournment of the Annual Meeting.
     References in this proxy statement to “CTIG,” the “Company,” “we,” “us,” and “our” mean CTI Group (Holdings) Inc. and its subsidiaries unless the context of the description indicates otherwise.
     The notice of the Annual Meeting, this proxy statement, the enclosed form of proxy, CTIG’s 2004 Annual Report to Stockholders and Quarterly Report on Form 10-QSB for the Nine Months Ended September 30, 2005 are first being sent or given to our stockholders on or about November 23, 2005.
Record Date and Shares Entitled to Vote
     Our board of directors fixed the close of business on October 28, 2005 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Accordingly, only holders of record of our Class A and Class B Common Stock at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting, as indicated herein. At the close of business on the Record Date, (i) 27,895,209 shares of Class A Common Stock were issued and outstanding; (ii) 2,833,334 shares of Class B Common Stock were issued and outstanding; and (iii) 140,250 shares of Class A Common Stock constituted our treasury stock, which will not be voted at the Annual Meeting.
Quorum and Voting Rights
     In order for a quorum to be present at the Annual Meeting, a majority of the outstanding shares of our Class A and Class B Common Stock at the close of business on the Record Date must be present in person or represented by proxy at the Annual Meeting. All such shares that are present in person or represented by proxy at the Annual Meeting will be counted in determining whether a quorum is present, including abstentions and broker non-votes. A broker non-vote occurs when shares held of record by a broker are not voted with respect to the proposal because the broker does not have discretionary voting power with respect to that proposal and has not received voting instructions from the beneficial owner.
     Each share of our Class A or Class B Common Stock entitles its holder to one vote on each proposal. Directors are elected (Proposal One) by a plurality of the votes of the shares of our Class A and Class B Common Stock, voting as one class, outstanding at the close of business on the Record Date, which are present in person or represented by proxy at the Annual Meeting. Under Delaware law, an abstention or a broker non-vote will have no legal effect on the election of directors. Therefore, the nominees receiving the most “FOR” votes will be elected as our directors. The approval of CTI Group (Holdings) Inc. Stock Incentive Plan (the “Stock Incentive Plan”) (Proposal Two), the ratification of the appointment of Crowe Chizek and Company, LLC as our independent accountants (Proposal Three), and the approval of any other business matters properly brought before the Annual Meeting, or any adjournment or postponement of the Annual Meeting, will require the affirmative vote of the majority of the shares of our Class A and Class B Common Stock, voting as one class, outstanding at the close of business on the Record Date that are present in person or represented by proxy at the Annual Meeting. Under Delaware law, an abstention, but not the broker non-vote, on any proposal, other than the election of directors, will have the same legal effect as an “against” vote. A broker non-vote will not count as a vote against any proposal at the Annual Meeting.
Solicitation of Proxies
     This proxy statement is furnished to you in connection with the solicitation of proxies on behalf of our board of directors for use at the Annual Meeting. The accompanying form of proxy has been prepared at the direction of the board of directors and is sent to you at the request of the board of directors. Our board of directors designated the proxies named in the form of proxy. We will bear all costs of soliciting proxies, including the cost of printing and mailing this proxy statement. In addition to the solicitation by mail, our directors, officers and employees may solicit proxies from stockholders in person or by telephone. Those directors, officers and employees will not receive additional compensation for that solicitation but may be reimbursed for their out-of-pocket expenses. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries for the solicitation of votes from beneficial owners of shares held of record by such persons or entities. We will reimburse those custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses.
     A form of proxy is enclosed. If properly executed and received in time for voting, and not revoked, the enclosed proxy will be voted in accordance with its instructions. If no directions to the contrary are indicated, the persons named in the enclosed proxy will vote all your shares of Class A and Class B Common Stock “FOR”: (i) the election of nominees for Class I and Class II directors named in the proxy statement; (ii) the approval of the Stock Incentive Plan; (iii) the ratification of the appointment of Crowe Chizek and Company, LLC, as our independent accountants and (iv) the approval of any other business matters which may properly come before the Annual Meeting, or any adjournment or postponement of the Annual Meeting.
     The enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the Annual Meeting: (i) matters to be presented at the Annual Meeting which we did not have notice on or prior to the close of business on November 10, 2005; (ii) approval of the minutes of the prior annual meeting of stockholders, if such approval does not amount to ratification of the action taken at that prior annual meeting; (iii) any proposal omitted from this proxy statement and form of proxy pursuant to Rules 14a-8 or 14a-9 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and (iv) matters incident to the conduct of the Annual Meeting.
     Our board of directors is not currently aware of any matters that will be brought before the Annual Meeting (other than procedural matters) that are not referred to in the enclosed notice of the Annual Meeting. However, if any additional matters are properly brought before the Annual Meeting, the persons named in the enclosed proxy will vote the proxy cards in their discretion in accordance with their best judgment and in the manner they believe to be in our best interests.
Revocation of Proxies
     Sending in the signed proxy will not affect the stockholder’s right to deliver a subsequent proxy or attend the Annual Meeting and vote in person because the proxy is revocable. A stockholder may revoke the proxy at any time before it is voted by giving written notice of revocation to Manfred Hanuschek, our Chief Financial Officer and Secretary. Upon giving the written notice of revocation, a stockholder may duly execute a later dated proxy relating to the same shares or attend the Annual Meeting and vote in person. Attendance of the Annual Meeting will not in itself constitute a revocation of the proxy. Before the taking of the vote at the Annual Meeting, any written notice of revocation and a subsequent proxy should be sent to CTI Group (Holdings) Inc., 333 North Alabama St. Suite 240, Indianapolis, IN 46204, attention: Manfred Hanuschek, or hand delivered to Manfred Hanuschek.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT
     The following table sets forth information as of the Record Date with respect to the beneficial ownership of our Class A and Class B Common Stock by: (i) each person who is known to us to be the beneficial owner of more than five percent of our outstanding Class A or Class B Common Stock; (ii) each of our directors and nominees for election as a director; (iii) our Chief Executive Officer and each other executive officer whose total annual salary and bonus for the fiscal year 2004 exceeded $100,000; and (iv) all of our directors and executive officers as a group. As of the Record Date, 27,895,209 shares of our Class A Common Stock and 2,833,334 shares of our Class B Common Stock were outstanding. As of the Record Date, our treasury stock consisted of 140,250 shares of our Class A Common Stock.
     The securities “beneficially owned” by an individual, as shown in the table below, are determined in accordance with the definition of “beneficial ownership” set forth in the regulations of the Securities and Exchange Commission (the “SEC”). Accordingly, beneficially-owned securities may include securities owned by or for, among others, the spouse and/or minor children of the individual and any other relative who has the same home as such individual, as well as other securities as to which the individual has or shares voting or investment power or has the right to acquire under outstanding stock options, warrants or convertible debentures within 60 days after the Record Date. Shares subject to stock options, warrants or convertible debentures, which an individual has the right to acquire within 60 days after the Record Date, are deemed to be outstanding for the purpose of computing the percentage of outstanding shares of the class owned only by such individual or any group including such individual. Beneficial ownership may be disclaimed as to some of the securities.

	Amount and			Amount and
	Nature of			Nature of
	Beneficial			Beneficial
	Ownership of			Ownership of
Name and Address**	Class A		Percent	Class B Common	Percent
of Beneficial Owner	Common Stock		of Class	Stock	of Class
John Birbeck, Chairman, President and CEO	547,188	(1)	1.9%	—	—
Harold D. Garrison, Vice-Chairman	2,372,229	(2)	8.5%	177,178 (3)	6.3%
Rupert D. Armitage, Director	599,344	(4)	2.1%	—	—
Bengt Dahl, Director	37,500	(5)	*	—	—
Thomas W. Grein, Director	17,188	(6)	*	—	—
Salah N. Osseiran, Director	16,912,527	(7)	60.6%	2,371,244 (8)	83.7%
Bradley Houlberg, former President and Chief Executive Officer	560,000	(9)	2.0%
Manfred Hanuschek, Chief Financial Officer and Secretary	118,750	(10)	*	—	—
All directors and executive officers as a group (7 persons)	20,604,726	(11)	70.1%	2,548,422	90.0%

*	Less than 1%.

**	The business address of our directors and executive officers is CTI Group (Holdings) Inc., 333 North Alabama Street, Suite 240, Indianapolis, Indiana 46204.

(1)	Represents 30,000 shares of Class A Common Stock held by Mr. Birbeck directly and exercisable options to purchase 517,188 shares of our Class A Common Stock.

(2)	Represents 542,081 shares of our Class A Common Stock held by Mr. Garrison directly, 1,304,238 of our Class A Common Stock owned by Sunset, LLC, of which Mr. Garrison is the Managing Member, 422,785 shares of our Class A Common Stock owned by HDG Investments, LLC, of which Mr. Garrison is the sole member, and exercisable options to purchase 103,125 shares of our Class A Common Stock.

(3)	Represents 14,732 shares of our Class B Common Stock held by Mr. Garrison directly, 94,762 shares of our Class B Common Stock owned by Sunset, LLC, of which Mr. Garrison is the Managing Member, and 67,684 shares of our Class B Common Stock owned by HDG Investments, LLC, of which Mr. Garrison is the sole member.

(4)	Represents 281,219 shares of our Class A Common Stock held by Mr. Armitage directly, 85,000 shares of our Class A Common Stock owned by Mr. Armitage’s spouse, and 100,000 shares of our Class A Common Stock owned by Ambit Research Ltd., of which Mr. Armitage is the Managing Director and exercisable options to purchase 133,125 shares of our Class A Common Stock,.

(5)	Represents an exercisable option to purchase 37,500 shares of our Class A Common Stock.

(6)	Represents exercisable options to purchase 17,188 shares of our Class A Common Stock.

(7)	Represents 45,000 shares of our Class A Common Stock owned by Salsel Corporation Limited, 16,855,027 shares of our Class A Common Stock owned by Fairford Holdings Limited and an exercisable option to purchase 12,500 shares of our Class A Common Stock. Salah N. Osseiran Trust, a revocable trust, of which Mr. Osseiran is the grantor and sole beneficiary, is the sole stockholder of Salsel Corporation Limited and Fairford Holdings Limited. Mr. Osseiran is the Managing Director of Salsel Corporation Limited. Bengt Dahl is the managing director of Fairford Holdings Limited. However, Mr. Dahl does not have, or share, the voting or investment power over the shares of our Class A Common Stock owned by Fairford Holdings Limited.

(8)	Includes 2,371,244 shares of our Class B Common Stock owned by Fairford Holdings Limited. Salah N. Osseiran Trust, a revocable trust, of which Mr. Osseiran is the grantor and sole beneficiary, is the sole stockholder of Fairford Holdings Limited. Bengt Dahl is the managing director of Fairford Holdings Limited. However, Mr. Dahl does not have, or share, the voting or investment power over the shares of our Class B Common Stock owned by Fairford Holdings Limited.

(9)	Represents exercisable options to purchase 560,000 shares of our Class A Common Stock.

(10)	Represents exercisable options to purchase 118,750 shares of our Class A Common Stock.

(11)	Includes exercisable options to purchase 939,376 shares of our Class A Common Stock.

     PROPOSAL ONE — ELECTION OF DIRECTORS
Directors and Nominees for Election to the Board of Directors
     Our Certificate of Incorporation, as amended (the “Certificate of Incorporation”), divides our board of directors into three classes: Class I, Class II and Class III having staggered terms of office. Directors of each class of our board of directors serve for a term of three years and until their successors have been elected and qualified, except in the event of their earlier resignation or removal. Our Certificate of Incorporation provides that holders of Class A and Class B Common Stock, voting as one class, have the right to elect Class I, II and III directors.
     On July 5, 2005, Mr. Harold Garrison resigned as our Chairman of the board of directors and Chairman of the Executive Committee of the board of directors; and Mr. Michael Leeds resigned as Vice Chairman and a Class II member of the board and a member of the Executive and Compensation Committees of the board of directors.
     On July 5, 2005, the Nominating Committee of the board of directors recommended to the board of directors to elect and the board of directors elected: (i) Mr. John Birbeck, a director of the Company since June 2001, Chairman of the board of directors and Chairman of the Executive Committee of the Board, (ii) Mr. Harold Garrison Vice Chairman of the board of directors, and (iii) Mr. Bengt A. Dahl a Class II member of the board of directors.
     The following table sets forth information about our nominees and directors remaining in office:

	Position Held in			Term
Name	CTIG	Class	Director Since	Expires
Nominees

Harold Garrison	Vice Chairman	I	2001	2004(1)

Salah N. Osseiran	Director	I	2002	2004(1)

Thomas Grein	Director	II	2001	2005

Bengt Dahl	Director	II	2005	2005

Directors Remaining in Office

Rupert Armitage	Director	III	1995	2006

John Birbeck	Chairman, President and Chief	III	2001	2006
	Executive Officer

(1)	The terms expired in 2004 for Messrs. Garrison and Osseiran. No stockholder meeting was held in 2004 to reelect directors with expiring terms or elect new directors. Until the Annual Meeting is held and their respective successors are elected and qualified, Messrs. Garrison and Osseiran will continue serving as directors.

     The Nominating Committee of our board of directors recommended, and our board of directors nominated, the nominees named above, who currently serve as our directors. The nominees have indicated their willingness to continue serving as directors if elected. If elected, Class I and Class II directors will hold office until the 2007 annual meeting of stockholders and until the 2008 annual meeting of stockholders, respectively, and until their respective successors are elected and qualified. We have no reason to believe that any of the nominees will be disqualified or unable to serve if elected. It is not expected that any of the nominees will be unable to serve, but, if any nominee should be unable to serve, the persons named in the enclosed proxy intend to vote your shares “for” a substitute nominee selected by our board of directors. There is no family relationship between any of our directors, nominees for director or executive officers. None of our directors, nominees for director or executive officers is a party to any arrangement or understanding with any other person with respect to nominations of directors.
     The following table sets forth information regarding the business experience of our current members of the board of directors and nominees for director during the past five years, unless indicated otherwise.

Name and Age (1)	Business Experience During Past Five Years
John Birbeck (50) Chairman, President and Chief Executive Officer	Mr. Birbeck was appointed Chairman on July 5, 2005 and President and Chief Executive Officer on September 13, 2005. Mr. Birbeck, a citizen of the United Kingdom, has served as our director since June, 2001. In 1997, Mr. Birbeck founded Network Achemy Ltd. From 1997 until 2001, Mr. Birbeck served as director of Network Achemy Ltd. From 2000 until 2001, Mr. Birbeck served as director of Avaya Communications. Since 2001, Mr. Birbeck has been working as a consultant advising new technology start-up companies in the United Kingdom. Mr. Birbeck also was a founder of Seer Ltd. in 2000 and serves as its director.

Harold D. Garrison (57) Vice-Chairman	Mr. Garrison has served as our director since February 2001. On July 5, 2005, Mr. Garrison resigned as Chairman and was appointed as Vice Chairman. Mr. Garrison served as Chairman of Centillion Data Systems, Inc. (“Centillion”) from 1988 until the merger of Centillion and CTIG (the “Merger”) in 2001. He has also been serving as Chairman and Chief Executive Officer of Mansur Group since 1982 and served as Chairman of Xila Communications, Inc. from 1983 to 1999. Mr. Garrison currently is the Managing Member of Sunset, LLC.

Rupert D. Armitage (58)	Mr. Armitage, a citizen of the United Kingdom, has been our director since November, 1995. He is a founding member, Chairman and Managing Director of two software-related companies in the United Kingdom: Ambit Research Ltd. formed in 1987 and Information from Data Ltd. formed in 1993.

Bengt Dahl (56)	Mr. Dahl, a citizen of Sweden, has served as an advisor to the board of directors since 2003. On July 5, 2005, Mr. Dahl was elected our director. Mr. Dahl is a director of Fairford Holdings Limited, a company which owned approximately 60% of the Company’s Class A common stock as of the Record Date. See “Security Ownership of Certain Beneficial Owners and Management.” Mr. Dahl also serves as a director of a number of private and public European companies,

Name and Age (1)	Business Experience During Past Five Years
including Emano AB, Norrskog Wood Products AB, and certain other companies which are affiliated with Mr. Osseiran, our director and majority stockholder, including Ballingslov Int´l AB , Axel Christiernsson Int´l AB and Skultuna Flexible AB.

Thomas W. Grein (53)	Mr. Grein became our director on February 12, 2001 in connection with the Merger. Mr. Grein served as director of Centillion from October, 1999 until the Merger in 2001. Mr. Grein has been Vice-President and Treasurer of Eli Lilly and Company, a pharmaceutical company, since January, 2000. He served as Executive Director of Investor Relations and Assistant Treasurer from 1994 to 1998 and Executive Director of Finance from 1998 to 2000 in Eli Lilly and Company. Mr. Grein is also a member of the board of directors of Lynx Capital Management the Walther Cancer Institute, a member of the board of directors and the executive committee of the State of Indiana Chamber of Commerce, and an advisory board member for the Fuqua School of Business at Duke University.

Salah N. Osseiran (50)	Mr. Osseiran, a Lebanese citizen, has been director of Centillion since 1987. Mr. Osseiran became our director on February 12, 2001, in connection with the Merger, and served until his resignation on September 6, 2001. As of September 4, 2002, Mr. Osseiran was elected as our Class I director by the majority of our Class I and Class II directors remaining in office voting as a group. Mr. Osserian has been the President and Chief Executive Officer of Business Projects Company (“BPC”), a Lebanese company located in Beirut, since 1995. BPC owns a bottled water company operating in Lebanon and interests in the other business activities in the Middle East. Mr. Osseiran has also been since 1995 a director of the holding companies: Salsel Corporation Limited, Hawazen (BVI) Corp. and Fairford Holdings Limited.

(1)	As of the Record Date.
     OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE NOMINEES FOR DIRECTOR.

BOARD AND COMMITTEE MATTERS
General
     Currently, our board of directors (the “Board”) has an executive committee, nominating committee, compensation committee and audit committee. In fiscal year 2004, our board of directors held four meetings, the executive committee held two meetings, the nominating committee, which was established on December 7, 2004, did not hold any meetings, the compensation committee held two meetings and the audit committee held five meetings. No director attended fewer than 75% of the aggregate of the total number of the board meetings and the total number of meetings held by all committees of the board on which the director served, except that Mr. Grein attended only one board meeting. Mr. Grein presided at all audit committee meetings in 2004. There are no material proceedings to which any of our directors, officers, affiliates, or more than five percent holders of our Common Stock or security holders, is a party adverse to us or has a material interest adverse to us.
Executive Committee
     The executive committee consists of Messrs. Birbeck, Garrison and Armitage with Mr. Birbeck acting as the chairman of the executive committee. In fiscal 2004, the executive committee consisted of Messrs. Garrison, Leeds and Armitage, with Mr. Garrison acting as the chairman of the executive committee. On July 5, 2005, Mr. Leeds resigned as our director and member of the executive committee, Mr. Birbeck was appointed as a member of the executive committee and replaced Mr. Garrison as chairman of the executive committee. The executive committee is authorized to exercise all the powers and authority of our board of directors in the management of our business and affairs to the fullest extent permitted under the Delaware General Corporation Law. The executive committee makes initial determinations and recommendations for the issuance of options to our directors and employees.
Nominating Committee
     The nominating committee consists of Messrs. Birbeck, Grein and Armitage. Mr. Armitage serves as our nominating committee’s chairman. The nominating committee of the Board is responsible for establishing criteria for selecting new directors, and identifying, screening and recruiting new directors. The nominating committee also recommends to the Board nominees for director and for committee membership. Each member of the nominating committee, except for Mr. Birbeck, is an independent director pursuant to the NASDAQ listing standards. On December 7, 2004, our board of directors adopted the written charter of the nominating committee attached as Appendix I to this proxy statement.
Compensation Committee
     The compensation committee consists of Messrs. Armitage and Dahl with Mr. Armitage serving as the chairman of the compensation committee. In fiscal 2004, the compensation committee consisted of Messrs. Birbeck, Leeds, and Armitage with Mr. Birbeck serving as the chairman of the compensation committee. Mr. Dahl became a member of the compensation committee upon Mr. Leeds’ resignation in July 2005. Mr. Birbeck resigned from the compensation committee on November 21, 2005. This committee is responsible for making decisions regarding compensation for executive officers, including approving base salaries, bonus amounts and terms of employment. The Committee also reviews and acts on bonus amounts affecting our managers and employees. After Mr. Birbeck’s appointment as Chief Executive Officer in September 2005, the board of directors assumed responsibilities for the determination and approval of terms of employment, base salaries and bonus amounts as they relate to the Chief Executive Officer.

Audit Committee
     In fiscal year 2004, the audit committee consisted of two directors, Messrs. Armitage and Grein. Mr. Grein serves as our audit committee’s chairman and financial expert. All members of the audit committee are independent directors in accordance with the NASDAQ listing standards. Our audit committee is authorized to: (i) hire our independent accountants; (ii) review our systems of accounting; (iii) discuss with our accountants the results of the audit; (iv) conduct independent reviews of our systems of accounting; (v) establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (b) the confidential, anonymous submissions by Company employees of concerns regarding questionable accounting or auditing matters; (vi) engage independent counsel and other advisers, as it determines necessary to carry out its duties; and (vii) make reports to the board with respect to its findings. On October 7, 2004, the board of directors adopted the amended and restated audit committee charter, a copy of which is attached as Appendix II to this proxy statement for our 2005 Annual Meeting of Stockholders.
Audit Committee Report
     The audit committee meets with management and the independent accountants throughout the year. The audit committee meets with the independent accountants to discuss their observations and findings in connection with the review of our quarterly financial statements and audit of the year end financial statements. On March 24, 2005, the audit committee met with management to review and discuss the audited financial statements for the fiscal year ended December 31, 2004. The audit committee also conducted discussions with the independent accountants, PricewaterhouseCoopers LLP, regarding the matters required to be discussed by the Statement on Auditing Standards No. 61, as may be modified or supplemented. As required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” as may be modified or supplemented, the audit committee discussed with and received the required written disclosures and confirming letter from PricewaterhouseCoopers LLP regarding its independence and discussed with PricewaterhouseCoopers LLP its independence. Based upon the review and discussions referred to above, the audit committee recommended to the board of directors that the audited financial statements be included in the annual report on Form 10-KSB for the fiscal year ended December 31, 2004.
     This audit committee report will not be deemed incorporated by reference in any document previously or subsequently filed with the Securities and Exchange Commission that incorporates by reference all or any portion of this proxy statement except to the extent that CTIG specifically requests that this report be specifically incorporated by reference.
     Date: March 25, 2005
The Audit Committee:
Rupert Armitage
Thomas Grein
Consideration of Director Candidates Recommended by Stockholders
     The nominating committee will consider properly submitted stockholder recommendations of director candidates. A stockholder who wishes to recommend a prospective director nominee should send a letter to the chairman of the nominating committee at: 333 North Alabama Street, Suite 240,

Indianapolis, IN 46204. Such letter must be signed and dated and the following information must be included in or attached to the letter: (i) name and address of the stockholder making the recommendation; (ii) proof that the stockholder was the stockholder of record, and/or beneficial owner, of the Company’s common stock as of the date of the letter; (iii) the name, address and resume of the recommended nominee; and (iv) the written consent of the recommended nominee to serve as a director of the Company if so nominated and elected.
Director Qualifications
     In order to be nominated for director, a candidate must meet the following criteria: (i) the director must be a natural person over 21 years of age; (ii) the director should have high-level business experience; (iii) the director should have knowledge about the issues affecting the Company’s business and the industry in which the Company operates; (iv) the director should have high moral character and share the values of the Company; and (v) the director should have sufficient time to devote the director’s energy and attention to the diligent performance of the director’s duties, including, but not limited to, review of the Company documents, SEC filings and other materials and the attendance of the Board and committee meetings, as applicable.Additional special criteria apply to directors being considered to serve on a particular committee of the Board, including, but not limited to, the audit committee. For instance, the nominating committee will review, if applicable, whether the director nominee is independent, as independence is defined in NASDAQ listing standards.
Identifying and Evaluating Nominees for Director
     The nominating committee assesses the appropriate size of the Board in accordance with the Company’s Bylaws, whether any vacancies on the Board are expected and what incumbent directors will stand for re-election at the next meeting of stockholders. If vacancies are anticipated, or otherwise arise, the nominating committee considers candidates for director suggested by members of the nominating committee and other Board members as well as management, stockholders and other parties and makes recommendations to the Board regarding proposed candidates to fill the vacancy. The nominating committee also has the sole authority to retain a search firm to identify and evaluate director candidates. Except for incumbent directors standing for re-election as described below, there are no differences in the manner in which the nominating committee evaluates nominees for director, based on whether the nominee is recommended by a stockholder or any other party.
     In the case of an incumbent director whose term of office expires, the nominating committee reviews such director’s service to the Company during the past term, including, but not limited to, the number of Board and committee meetings attended, as applicable, quality of participation and whether the candidate continues to meet the general qualifications for a Board member outlined above, including the director’s independence, as well as any special qualifications applicable to a member of a particular Board committee if such director serves on one or more committees of the Board and makes a recommendation regarding such director’s nomination for reelection to the Board. When a member of the nominating committee is an incumbent director eligible to stand for re-election, such director does not participate in the portion of the nominating committee meeting at which such director’s potential recommendation for nomination for election as a director is discussed by the nominating committee.
     In the case of a new director candidate, the nominating committee will evaluate, if applicable, whether the nominee is independent, as independence is defined under NASDAQ listing standards, and whether the nominee meets the qualifications for a Board member outlined above as well as any special qualifications applicable to a member of a particular Board committee, on which the nominee may be appointed to serve if elected. In connection with such evaluation, the nominating committee determines whether it should interview the nominee, and if warranted, one or more members of the nominating committee interview the nominee in person or by telephone.

     Upon completing the evaluation, and the interview in case of a new candidate, the nominating committee makes a recommendation to the Board as to whether to nominate the director nominee for election at the next stockholders meeting at which directors will be elected.
Process for Stockholders to Send Communications to the Board
     The Board believes that the Company’s stockholders should have a method of communicating issues or concerns regarding the Company’s business or the Board’s functions to the Board.
     Stockholders may address correspondence to the Board or to individual members of the Board, including the Chairman of the Board’s executive, audit, compensation and nominating committees, c/o Secretary, CTI Group (Holdings) Inc., 333 North Alabama Street, Suite 240, Indianapolis, IN 46204.
     The Company’s Secretary will review all correspondence and will create a log of all correspondence received. The Secretary will periodically forward any correspondence received from a holder of the Company’s securities which, in the Secretary’s opinion, deals with concerns regarding the Company’s business or with the functions of its Board or which he otherwise determines requires attention, to the Board or to the member of the Board to whom the correspondence is addressed. Directors may at any time review the log of all correspondence received and request copies of any such correspondence.
     Concerns relating to internal accounting controls and questionable accounting or auditing matters will be brought to the attention of the Board in accordance with the procedures established by the audit committee with respect to such matters and set forth in the Company’s Whistle-Blower Policy.
Policy Regarding Board Members’ Attendance of Annual Stockholder Meetings
     On December 7, 2004, the Board adopted a policy that a majority of the Company’s directors attend the Company’s Annual Meeting of Stockholders. Three directors attended the 2003 Annual Meeting of Stockholders.
Compensation of Directors
     The compensation paid to non-employee members of the board of directors is as follows:
(i)	$5,000 plus reasonable expenses for attendance at annual meetings;

(ii)	$3,000 plus reasonable expenses for attendance at quarterly meetings;

(iii)	$1,500 plus reasonable expenses for attendance at special and audit committee meetings and performance of supplemental board activities; and

(iv)	$2,500 plus reasonable expenses for attendance at executive committee meetings.
     In addition, the Chairman receives $5,000 per month plus reasonable expenses and the Vice-Chairman receives $4,000 per month plus reasonable expenses.
     During the fiscal year ended December 31, 2004, Messrs. Garrison, Leeds, Armitage, Birbeck, Grein, and Osseiran earned non-employee 2004 director fees for their services on the board of directors and committees of the board of directors, as applicable, of $76,500, $61,500, $30,000, $32,250, $13,500 and $9,000, respectively, plus expenses. Total cash reimbursed out of pocket director expenses amounted to approximately $79,879 in the fiscal year ended December 31, 2004.

     For the nine months ended September 30, 2005, Messrs. Garrison, Leeds, Armitage, Birbeck, Grein, Osseiran and Dahl earned non-employee 2005 director fees for their services on the board of directors and committees of the board of directors, as applicable, of $51,161, $27,000, $16,500, $28,667, $12,000,$6,000 and $6,000, respectively, plus expenses. Total cash reimbursed out of pocket director expenses amounted to approximately $ 14,682 for the nine months ended September 30, 2005.
     During 2003, the Company engaged Mr. Bengt Dahl as an advisor to the board. Mr. Dahl serves as Chairman of a company, for which Mr. Osseiran, another Company director, serves as a director. The Company incurred approximately $9,000 in compensation to Mr. Dahl and $3,200 in expenses in 2004. In addition, the Company recorded approximately $2,700 of stock option expense in 2004 for stock options to purchase 75,000 shares of Class A common stock granted to Mr. Dahl in November 2003. On July 5, 2005, Mr. Dahl was elected to the board. Mr.Dahl was paid fees of $9,000 for the nine months ended September 30, 2005 which included $3,000 paid as an advisor prior to his election as a director on July 5, 2005.
     The Company incurred legal fees of $334,186 and $1,102,248 for the nine months ended September 30, 2005 and fiscal year ended December 31, 2004, respectively, related to a law firm in which Mr. Leeds, Company’s former Vice Chairman, is a partner. Such expenses relate primarily to fees and expenses associated with patent enforcement activities and general corporate issues. On July 5, 2005, Mr. Leeds resigned as Vice Chairman and a Class II member of the Board and a member of the Executive and Compensation Committees of the Board. Options to purchase 150,000 shares of our Class A Common Stock previously granted to Mr. Leeds were cancelled upon his resignation from the Board on July 5, 2005.
     During the nine months ended September 30, 2005, the Company paid approximately $32,000 for sales management software and consulting services to an entity of which the Company’s Chairman of the Board, President, and Chief Executive Officer, Mr. Birbeck, is a founder and director. Mr. Birbeck was elected Chairman of the Board of Directors on July 5, 2005. In September 2005, Mr. Birbeck was appointed as President and Chief Executive Officer and granted options to purchase 500,000 shares of our Class A Common Stock at an exercise price of $0.40 per share in connection with such appointment. The options were exercisable immediately upon grant.
     In July 2005, Mr. Osseiran was granted options to purchase 6,250 shares of our Class A Common Stock at $0.34 per share. The options become exercisable in four equal annual installments beginning in July 2006.
     In 2004, there were no grants of options to any members of the board of directors.
     In accordance with the Asset Purchase Agreement (See “Certain Relationships and Related Transactions”) entered into on December 31, 2003, the Company issued 1,140,564 shares of Class A Common Stock, on January 21, 2005,in connection with the sale of Xila’s Assets. Of the Class A Common Stock: (i) 954,549 shares were issued to entities controlled by or affiliated with Mr. Osseiran, a director and majority stockholder of the Company; (ii) 71,323 shares were issued directly to, and to an entity affiliated with, Mr. Garrison, the Company’s director, and (iii) 37,442 shares were issued to employees of the Company who are not deemed to be executive officers of the Company. Mr. Garrison resigned as the Chairman of the Board of Directors and was elected Vice Chairman of the Board of Directors on July 5, 2005.
     For more information regarding transactions involving our directors, see “Certain Relationships and Related Transactions” below.

EXECUTIVE COMPENSATION
Executive Officers
     The following table sets forth information regarding the business experience of our executive officers, who are not also directors of the Company, during the past five years unless indicated otherwise:

		Business Experience During
Name and Position	Age (1)	Past Five Years
Manfred Hanuschek Chief Financial Officer and Secretary	44	Mr. Hanuschek has been our Chief Financial Officer since June, 2000 and our Secretary since February, 2002. Mr. Hanuschek was Chief Financial Officer with ICC Technologies, Inc. from 1994 to 1998. From April, 1999 to July, 1999, Mr. Hanuschek was employed by us. Mr. Hanuschek was Senior Vice-President and Chief Financial Officer of IGI, Inc. from July, 1999 to June, 2000.

Bradley Houlberg former President and Chief Executive Officer	45	Mr. Houlberg was our former President and Chief Executive Officer from January, 2002 until his termination on October 13, 2005. Mr. Houlberg was Executive Vice-President for Alltel Information Services from 1997 to 2001. Mr. Houlberg was with Convergys from 1989 to 1997 with his last position as Managing Director.

(1)	As of the Record Date.
Summary Compensation Table
     The following table sets forth information regarding compensation, including payments from our subsidiaries, awarded to, earned by or paid to our Chief Executive Officer and other executive officers whose total annual salary and bonus exceeded $100,000 for the fiscal year ended December 31, 2004.

					Long-Term
					Compensation
		Annual Compensation			Awards
				Other Annual	Securities	All Other
Name and				Compensation	Underlying	Compensation
Principal Position	Year	Salary	Bonus(2)	(3)	Options	(4)
Bradley Houlberg, former President and Chief Executive Officer (1)	2004	$275,000	$137,500	$23,581	280,000	$5,178
	2003	$275,000	$137,500	$21,959	280,000	$3,056
	2002	$253,557	$61,875	$128,914	560,000	$967

					Long-Term
					Compensation
		Annual Compensation			Awards
				Other Annual	Securities	All Other
Name and				Compensation	Underlying	Compensation
Principal Position	Year	Salary	Bonus(2)	(3)	Options	(4)
Manfred Hanuschek, Chief Financial Officer and Secretary	2004	$197,000	$118,000	$23,341	0	$6,500
	2003	$175,000	$70,000	$21,719	25,000	$6,000
	2002	$175,000	$35,625	$52,474	75,000	$5,500

(1)	Mr. Houlberg was employed as our President and Chief Executive Officer from January 28, 2002 until October 13, 2005.

(2)	For fiscal year 2004, represents year 2004 performance bonus paid in March 2005. For fiscal year 2003, represents year 2003 performance bonus paid in March 2004. For fiscal year 2002, represents year 2002 performance bonus paid in June 2003.

(3)	Includes relocation expense, annual automobile allowance and club membership dues reimbursed or paid by the Company. In fiscal year 2004, we paid the following amounts as automobile allowance, reimbursed club dues and insurance premiums to Messrs. Houlberg and Hanuschek: Mr. Houlberg — $6,000, $4,882 and $12,699, respectively; and Mr. Hanuschek — $6,000, $4,882 and $12,459, respectively. In fiscal year 2003, we paid the following amounts as automobile allowance, reimbursed club dues and insurance premiums to Messrs. Houlberg and Hanuschek: Mr. Houlberg — $6,000, $4,633 and $11,326, respectively; and Mr. Hanuschek — $6,000, $4,633 and $11,086, respectively. In fiscal year 2002, we paid the following amounts as automobile allowance, reimbursed club dues and insurance premiums to Messrs. Houlberg and Hanuschek: Mr. Houlberg $5,500, $3,861; and $10,553, respectively; and Mr. Hanuschek $6,000, $3,003 and $8,969, respectively. Included in Mr. Houlberg’s other annual compensation for fiscal 2002 is $104,000 payment for expenses due to his required relocation to Indianapolis. Also included in Mr. Houlberg’s other annual compensation for fiscal 2002 is a payment of $5,000 to cover legal costs related to his employment agreement with us. Mr. Hanuschek’s other annual compensation for fiscal 2002 includes $34,501 of relocation expense reimbursement and relocation expenses paid directly by us in connection with Mr. Hanuschek’s required relocation to Indianapolis.

(4)	Represents employer’s matching contribution under the 401(k) Plan for Messrs. Houlberg and Hanuschek.
Option Grants in Last Fiscal Year
     The following table sets forth certain information regarding stock option grants made by us to each of the executive officers named in the Summary Compensation Table above during the fiscal year ended December 31, 2004.

% of Total
	Number of	Options
	Securities	Granted to
	Underlying	Employees
	Options	in Fiscal		Expiration
Name	Granted	Year	Exercise Price	Date

Bradley Houlberg, former President and Chief Executive Officer(1)	280,000 (2)	100%	$0.35	07/26/2014

(1)	Mr. Houlberg was employed as our President and Chief Executive Officer from January 28, 2002 until October 13, 2005.

(2)	The options become exercisable in four equal annual installments beginning on the first anniversary of July 26, 2004, the grant date.
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values
     The following table sets forth certain information regarding stock options exercised during fiscal year ended December 31, 2004 by each of the executive officers named in the Summary Compensation Table above:

			Number of Securities	Value of Unexercised
			Underlying Unexercised	in-the-Money Options at
	Shares		Options at FY-End	FY-End
	Acquired	Value	Exercisable/	Exercisable/
Name	on Exercise	Realized	Unexercisable	Unexercisable (2)
Bradley Houlberg, former President and Chief Executive Officer(1)	—	—	350,000/770,000	$11,900/$44,100

Manfred Hanuschek, Chief Financial Officer and Secretary	—	—	43,750/56,250	$2,688/$10,750

(1)	Mr. Houlberg was employed as our President and Chief Executive Officer from January 28, 2002 until October 13, 2005.

(2)	Calculation based upon the closing market price of $0.38 per share of Class A Common Stock on December 31, 2004. On November 16, 2005, the closing market price of a share of Class A Common Stock was $0.42.
Employment Agreements
Bradley Houlberg
     We entered into a Chief Executive Employment Agreement (the “Agreement”) with Bradley Houlberg, our President and Chief Executive Officer, as of December 21, 2004, which replaced Mr. Houlberg’s previous employment agreement dated January 28, 2002. Pursuant to the Agreement, Mr. Houlberg agreed to serve as our President and Chief Executive Officer for an initial period of one year and thereafter for additional one year periods, unless the Agreement is terminated by either party upon at least one month notice prior to any anniversary of the Agreement. Mr. Houlberg’s annual salary should be not less than $275,000. The board of directors reviews Mr. Houlberg’s salary at least annually to determine if an increase is appropriate, which increase is in the sole discretion of the board. Mr. Houlberg shall be paid any bonus as determined by our board of directors in its sole discretion. Mr. Houlberg shall also be paid an auto allowance of $500 per month.
     The Agreement prohibits Mr. Houlberg from divulging confidential information regarding the our business, except as his duties may require or as authorized by the Company’s board or executive committee. Under the Agreement, Mr. Houlberg cannot, during the term of the Agreement and for a period of one year after the termination of his employment with us, engage in any business or perform any actions in competition with our business worldwide.
     Mr. Houlberg was replaced as President and Chief Executive Officer on September 13, 2005 and notified that his employment was terminated as of October 13, 2005 (the “Termination Date”). We agreed to pay him as severance all accrued and unpaid salary and benefits through Termination Date and unpaid business expenses. Mr. Houlberg will have 90 days following the Termination Date to exercise all vested options. Mr. Houlberg had vested options to purchase 560,000 shares of the Company’s Class A common stock at October 13, 2005.
     On October 20, 2005, the Company and Mr. Houlberg, entered into a Separation Agreement and Release (the “ Separation Agreement”) pursuant to which the Company paid to Mr. Houlberg a separation payment in the sum of $114,000 and reimbursed him for the accrued but unused 2005 vacation in the amount of $9,687 and reasonable outstanding business expenses. Under the Separation Agreement, Mr. Houlberg releases the Company and its affiliates, principals and all other persons from any claims, including, but not limited to, claims for attorneys’ fees and damages, arising out of any matters occurring prior to the effective date of the Separation Agreement. The Separation Agreement does not constitute an admission by the Company of any liability to Mr. Houlberg. If Mr. Houlberg institutes an action against any released person concerning any claim released in the Separation Agreement, he will repay to the Company the separation amount described above, with legal interest, and will pay such person’s costs and expenses, including attorneys’ fees, incurred in defending against such claim.
John Birbeck
     On September 13, 2005, the Board of Directors of CTIG appointed John Birbeck, Chairman of the Board of Directors of the Company, as President and Chief Executive Officer of the Company, and the Company and Mr. Birbeck entered into a verbal agreement (the “Agreement”) regarding Mr. Birbeck’s employment terms, which provides that Mr. Birbeck started serving as President and Chief Executive Officer of the Company as of September 13, 2005. The Agreement states that the Company and Mr. Birbeck will enter into a written employment contract with an initial term of twelve months.
     The Agreement provides that Mr. Birbeck will receive an initial annual salary of $275,000 and an annual performance bonus compensation of up to $250,000. Mr. Birbeck will cease receiving his director’s fees while he performs his duties as both an executive officer and director of the Company. We agreed to compensate Mr. Birbeck for his temporary living arrangements until a permanent residence is secured by Mr. Birbeck as well as for his reasonable business expenses.
     On September 29, 2005, our board of directors modified the Agreement with Mr. Birbeck to provide that, subject to Mr. Birbeck’s continued employment as an executive officer of the Company, on the applicable grant dates, we will grant to Mr. Birbeck the following options to purchase the Company’s Class A common stock at an exercise price equal to the fair market value of such stock on the date of the grant: (i) an option to purchase 500,000 shares of our Class A common stock in 2005; (ii) an option to purchase 250,000 shares of the our Class A common stock in 2006; and (iii) an option to purchase 250,000 shares of the our Class A common stock in 2007.
Manfred Hanuschek
     We entered into an employment agreement with Manfred Hanuschek as of May 30, 2000, which was amended as of January 18, 2002. The following is the description of the terms and conditions of the amended agreement. Pursuant to the agreement, Mr. Hanuschek agreed to serve as our Chief Financial Officer for an initial period of three years, commencing on January 18, 2002, unless sooner terminated in accordance with the agreement, at the end of which the agreement will automatically renew for successive periods of one year. Effective January 1, 2004, Mr. Hanuschek’s annual base salary was adjusted to $197,000. In addition to the salary, Mr. Hanuschek may receive cash bonuses, as determined by our president or board, in his or its sole discretion. Under the agreement, Mr. Hanuschek is entitled to reimbursement of specified expenses and to participation in any savings, 401(k), pension, group medical and other similar plans, which we may adopt. Under the agreement, Mr. Hanuschek is entitled to reimbursement of relocation expenses related to his required relocation to Indianapolis, Indiana.
     The agreement can be terminated upon a six months notice of termination sent by either party to the agreement prior to the end of the initial three-year term or successive one-year terms, in such event, the agreement will terminate at the end of the respective initial three year term or successive one year term. Mr. Hanuschek will be entitled to a severance payment equal to half of his then current annual salary, and Mr. Hanuschek will be entitled to continued group medical and dental benefits, and automobile allowance for a six month period following termination of employment.
     Mr. Hanuschek can terminate the agreement in the event of a change of control or change of management and is entitled to (i) a severance payment equal to his then current annual salary, payable over a twelve-month period after the termination date and (ii) continued group medical and dental benefits over the twelve-month period.
     We can terminate Mr. Hanuschek’s employment for cause at any time. Pursuant to the agreement, the term “cause” means that Mr. Hanuschek (i) materially fails to perform his duties under the agreement (other than the failure due to Mr. Hanuschek’s physical or mental illness), (ii) commits an act of dishonesty or breach of trust, or acts in a manner which is inimical or injurious to our business or interests, (iii) violates or breaches any of the provisions of the agreement and fails to cure such breach within 30 days after the receipt of written notice identifying the breach, (iv) intentionally acts or fails to act, which results directly in gain to or personal enrichment of Mr. Hanuschek and injury to us, or (v) is indicted for or convicted of a felony or any crime involving larceny, embezzlement or moral turpitude.
     The agreement prohibits Mr. Hanuschek from divulging confidential information regarding our business except with our prior written consent or except in the proper course of his employment. During Mr. Hanuschek’s employment and for a period of six months after the termination of the agreement and, so long as the required severance payment continues to be made, Mr. Hanuschek cannot, except with our prior written consent, engage in any business or perform any actions in competition with our company.
Certain Relationships and Related Transactions
     We leased our corporate headquarters from an entity in which the Messrs. Garrison and Osseiran, our directors, had an ownership interest. The Company incurred $260,551 and $411,303 in lease and other expense for the years ended December 31, 2004 and 2003, respectively. The building in which the Company’s Indianapolis, Indiana offices are leased was sold to a non-affiliated third party in the third quarter of 2004.
     The Company incurred legal expenses of $1,102,248 and $397,433 during 2004 and 2003, respectively, related to a law firm in which Mr. Leeds, our former Vice Chairman, is a partner. Such expenses relate primarily to fees and expenses associated with patent enforcement activities and general corporate issues. In 2002, the Company entered into a contingency based agreement with such firm related to certain patent enforcement activities. As of December 31, 2004 and 2003, the Company had accounts payable due this law firm in the amounts of $2,984 and $20,010, respectively. The Company incurred legal expenses of $334,186 for the nine months ended September 30, 2005. Mr. Leeds resigned from the Board of Directors of the Company as of July 5, 2005.
     During the fiscal year ended December 31, 2004, Messrs. Garrison, Leeds, Armitage, Birbeck, Grein, and Osseiran earned non-employee 2004 director fees for their services on the board of directors and committees of the board of directors, as applicable, of $76,500, $61,500, $30,000, $32,250, $13,500 and $9,000, respectively, plus expenses. Total cash reimbursed out of pocket director expenses amounted to approximately $72,000 in the fiscal year ended December 31, 2004.
     During the fiscal year ended December 31, 2003, Messrs. Garrison, Leeds, Armitage, Bartkiw, Birbeck, Grein, and Osseiran earned non-employee 2003 director fees for their services on the board of directors and committees of the board of directors, as applicable, of 78,000, $61,000, $24,000, $4,000, $25,000, $11,000 and $10,500, respectively, plus expenses. Total cash reimbursed out of pocket director expenses amounted to approximately $45,000 in the fiscal year ended December 31, 2003.
     For the nine months ended September 30, 2005, Messrs. Garrison, Leeds, Armitage, Birbeck, Grein, Osseiran and Dahl earned non-employee 2005 director fees for their services on the board of directors and committees of the board of directors, as applicable, of $51,161, $27,000, $16,500, $28,667, $12,000,$6,000 and $6,000, respectively, plus expenses. Total cash reimbursed out of pocket director expenses amounted to approximately $ 15,000 for the nine months ended September 30, 2005.
     During 2003, the Company engaged Mr. Bengt Dahl as an advisor to the board. Mr. Dahl serves as Chairman of a company, for which Mr. Osseiran, another Company director, serves as a director. The Company incurred approximately $9,000 in compensation to Mr. Dahl and $3,200 in expenses in 2004. The Company incurred approximately $10,500 in compensation to Mr. Dahl and $4,400 in expenses in 2003. In addition, the Company recorded approximately $2,700 of stock option expense in 2004 for stock options to purchase 75,000 shares of Class A common stock granted to Mr. Dahl in November 2003. On July 5, 2005, Mr. Dahl was elected to the board. Mr.Dahl was paid fees of $9,000 for the nine months ended September 30, 2005 which included $3,000 paid as an advisor prior to his election as a director on July 5, 2005.
     During the nine months ended September 30, 2005, the Company paid approximately $32,000 for sales management software and consulting services to an entity of which the Company’s Chairman of the Board, President and Chief Executive Officer, Mr. Birbeck, is a founder and director. In the fiscal years ended December 31, 2004 and 2003, the Company paid $0 and approximately $8,000, respectively, for consulting services to such entity. Mr. Birbeck was elected Chairman of the Board of Directors on July 5, 2005 and he was appointed our President and Chief Executive Officer on September 13, 2005. During the nine months ended September 30, 2005, options to purchase 500,000 shares of the Our Class A common stock at an exercise price of $0.40 per share were issued to Mr. Birbeck, our Chairman of the Board of Directors, Chief Executive Officer, and President. The options vested immediately upon grant.
     On December 31, 2003, the Company and CDS Holdings, LLC (“CDS”), which was owned by former Centillion Data Systems Inc.’s officers and directors (the “Centillion Affiliates”), including Messrs. Garrison and Osseiran, entered into an Asset Purchase Agreement (the “CDS Agreement”). Pursuant to the CDS Agreement, the Company acquired the net assets of CDS, excluding approximately $34,130 in cash which was retained by Centillion Affiliates in escrow for costs associated with the dissolution, winding-up and liquidation of CDS. CDS’ membership interest in Xila Communications, LLC (“Xila”) constituted most of the assets purchased by the Company from CDS. CDS transferred the assets to the Company in exchange for (i) the cancellation of an existing promissory note originally held by Centillion Data Systems, Inc. and contributed to CTIG in connection with the Merger; (ii) the Company’s payment or performance, when due, of certain assumed obligations of CDS; and (iii) the Company’s performance, when due, of the post-closing covenants contained in the CDS Agreement. The Centillion Affiliates received 203,689 shares of Class A common stock under Paragraph (i) above. Of the Class A common stock issued to Centillion Affiliates: (i) 170,469 shares were issued to entities controlled by or affiliated with Mr. Osseiran, a director and majority stockholder of the Company; (ii) 12,738 shares were issued directly to and to an entity affiliated with Mr. Garrison, the Company’s director, and

(iii) 6,687 shares were issued to employees of the Company who are not deemed to be executive officers of the Company. The net assets acquired also included the membership interest in Xila, which provided the Company’s telecommunications services.
     In accordance with the CDS Agreement, the Company issued 1,140,564 shares of Class A common stock in connection with the sale of Xila’s assets. Of the Class A common stock: (i) 954,549 shares were issued to entities controlled by or affiliated with Mr. Osseiran, a director and majority stockholder of the Company; (ii) 71,323 shares were issued directly to, and to an entity affiliated with, Mr. Garrison, the Company’s director, and (iii) 37,442 shares were issued to employees of the Company who are not deemed to be executive officers of the Company. Mr. Garrison resigned as the Chairman of the Board of Directors and was elected Vice Chairman of the Board of Directors on July 5, 2005.
     The Company’s telephone services are provided by Xila. The Company incurred $107,893 and $152,414 in telephone expense for the fiscal years ended December 31, 2004 and 2003. The Company provided billing solutions to this entity for the years ended December 31, 2004 and 2003 the revenues recorded amounted to $5,500 and $5,248, respectively. At December 31, 2004, the Company had no receivable from this entity. Substantially all of the revenue from Xila was derived from tenants residing in buildings either owned or managed by entities which are owned, directly or indirectly, by Messrs. Garrison and Osseiran, directors of the Company.
     Xila leased, on a month-to-month basis, its office space from an entity in which both Messrs. Garrison and Osseiran, the chairman and a major shareholder of the Company, have an ownership interest. Xila incurred approximately $13,000 and $30,000 in lease expense for the years ended December 31, 2004 and 2003. In the second quarter of 2004, Xila’s remaining staff moved its offices to the Company’s leased space.
     Xila was sold to an unrelated third party in January 2005.
     In connection with the twelfth amendment to the lease entered into by the Company and Lockerbie Marketplace, LLC (the “Landlord”) in May, 2004, the Company received a lease incentive of $200,000 from the Landlord to purchase furniture and other office improvements (the “Allowance”). In the nine months ended September 30, 2005, $197,636 of the Allowance was utilized to purchase furniture for the Company. Approximately $51,796 of the allowance utilized was for furniture purchased by the Landlord from an entity owned by the spouse of our former President and Chief Executive Officer.
     On October 13, 2005, the employment of our former Chief Executive Officer and President, Mr. Bradley Houlberg, was terminated. In connection with Mr. Houlberg’s termination or employment, we recorded $114,000 of expense and reimbursed him for the accrued but unused 2005 vacation in the amount of $9,687 and reasonable outstanding business expenses.
     During the nine months ended September 30, 2005, options to purchase 6,250 shares of the Company’s Class A common stock at an exercise price of $0.34 per share were issued to Mr. Osseiran, a director and majority stockholder of the Company. The options vest in four equal annual installments beginning on the first anniversary of the date of the grant.
     On November 5, 2003, Messrs. Hanuschek and Houlberg were granted options to purchase 25,000 and 280,000 shares of our Class A common stock, respectively, $0.21 per share. In addition, Messrs. Garrison, Leeds, Armitage, Birbeck, Grein and Osseiran were granted options to purchase 37,500, 37,500, 37,500, 6,250, 6,250 and 6,250 shares of our Class A common stock, respectively at $0.21 per share. The options become exercisable in four equal annual installments beginning on the first anniversary of the grant date.

Section 16(a) Beneficial Ownership Reporting Compliance
     Section 16(a) of the Exchange Act requires our directors, officers and persons who beneficially own more than 10% of our Class A Common Stock (collectively, “Insiders”) to file reports of ownership and changes in their ownership of our Class A Common Stock with the SEC. The SEC regulations require Insiders to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms received by us, we believe that the Insiders complied with all applicable Section 16(a) filing requirements for fiscal year ended December 31, 2004, except for Forms 4 filed late by Messrs. Garrsion and Osseiran and Hawazen (BVI) Corp. in connection with shares of Class A common stock acquired pursuant to the CDS Agreement as of December 31, 2003.

PROPOSAL TWO —
APPROVAL OF CTI GROUP (HOLDINGS) INC. STOCK INCENTIVE PLAN
     Subject to stockholder approval at the Annual Meeting, our board of directors adopted CTI Group (Holdings) Inc. Stock Incentive Plan (the “Stock Incentive Plan”) on October 28, 2005.
     Set forth below is a summary of (i) the principal features of the Stock Incentive Plan, which is submitted for stockholder approval at this Annual Meeting, and (ii) the federal income tax consequences of the Stock Incentive Plan. The summary of the Stock Incentive Plan is not intended to be complete and is qualified in its entirety by reference to the full text of the Stock Incentive Plan attached to this proxy statement as Appendix III.
Summary of the Stock Incentive Plan
Purpose of the Stock Incentive Plan
     The purpose of the Stock Incentive Plan is to provide incentives to attract, retain, motivate and reward highly competent persons as outside directors, executive officers and other employees, or consultants or advisors to, CTIG or any of its subsidiaries by providing them with opportunities to acquire shares of Class A common stock, referred to as common stock in this section, of CTIG or to receive other awards under the Stock Incentive plan, as applicable. Furthermore, the Stock Incentive Plan is intended to assist in further aligning the interests of participants in the Stock Incentive Plan with those of its stockholders.
Consideration to be received by CTIG for the granting of Awards
     The Board of Directors of CTIG believes that CTIG and its subsidiaries will significantly benefit from having CTIG’s outside directors, executive officers, other employees, consultants or advisors, receive options to purchase common stock and other awards under the Stock Incentive Plan, as applicable. Providing an opportunity to the foregoing participants in the Stock Incentive Plan to acquire common stock or benefit from the appreciation of such common stock is valuable in attracting and retaining highly qualified outside directors, employees, consultants and advisors and in providing additional motivation to such persons to use their best efforts on behalf of CTIG and its stockholders.
Awards
     The following types of awards or any combination of them may be granted under the Stock Incentive Plan: (i) “Stock Options” (both “Incentive Stock Options” and “Non-Qualified Options”) to acquire shares of common stock; (ii) “Stock Grants” which entitle the grantee to acquire shares of common stock which may be subject to certain restrictions such as restrictions on transferability; and (iii) “Performance Awards,” which entitle the grantee to receive, without payment, an award following the attainment of performance goals. Awards are evidenced by award agreements in such forms as the Compensation Committee approves from time to time. Each award is subject to such terms and conditions consistent with the Stock Incentive Plan, as determined by the Compensation Committee and as set forth in the award agreement. The Compensation Committee shall have the authority to retract any award granted under the Stock Incentive Plan in case of a material restatement of the financial statements of CTIG or if it is otherwise determined by the Compensation Committee that the previously granted award was not earned by the participant.

Administration of the Stock Incentive Plan
     The Stock Incentive Plan will be administered by the Compensation Committee of the board of directors. The current members of the Compensation Committee are Rupert Armitage and Bengt Dahl. It is the Board’s policy that the Compensation Committee be composed of outside directors for the purpose of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the performance-based compensation exception under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).
     Under the Stock Incentive Plan, the Compensation Committee is authorized to grant awards to outside directors, executive officers and other employees of, and consultants and advisors to, CTIG or any of its subsidiaries and to determine the number and types of such awards and the terms, conditions, vesting and other limitations applicable to each such award. In addition, the Compensation Committee has the power to interpret the Stock Incentive Plan and to adopt such rules and regulations as it considers necessary or appropriate for purposes of administering the Stock Incentive Plan.
     The Board of Directors will have the authority to establish stock grant levels and stock ownership guidelines for outside directors which will be reviewed annually in relation to director compensation practices of comparable companies.
Eligibility and Participation
     All outside directors, executive officers and other employees of, and consultants and advisors to, CTIG or any of its subsidiaries who are significantly responsible for the success and future growth and profitability of CTIG, as determined by the Compensation Committee, are eligible to be participants in the Stock Incentive Plan. As of the date of this proxy statement, six directors, one executive officer and approximately 100 employees were eligible to be participants. A participant’s right, if any, to continue to serve CTIG as a director, executive officer or other employee, or otherwise will not be enlarged or otherwise affected by his or her designation as a participant under the Stock Incentive Plan. Participants may receive one or more awards under the Stock Incentive Plan.
     The maximum number of shares of common stock with respect to which awards may be granted or measured to any individual participant under the Stock Incentive Plan during each of CTIG’s fiscal years will not exceed 1,500,000 shares of Class A common stock, subject to certain adjustments.
Shares Subject to Awards
     The aggregate number of shares of common stock that will be reserved for awards, including shares of common stock underlying stock options, to be granted under the Stock Incentive Plan is 3,000,000 shares, subject to adjustments for stock splits, recapitalizations and other specified events. Such shares may be treasury shares or authorized but unissued shares. If any outstanding award is canceled, forfeited, or surrendered to CTIG for tax withholding purposes, shares of common stock allocable to such award may again be available for awards under the Stock Incentive Plan. On November 16, 2005, the closing price of common stock on the Over-the-Counter Bulletin Board was $0.42.
Stock Options
     Stock Options granted under the Stock Incentive Plan may be either Incentive Stock Options (within the meaning of Section 422 of the Code) or Non-Qualified Stock Options which do not qualify as Incentive Stock Options. A description of these two types of Stock Options appears below under the heading “Federal Income Tax Consequences.”

     The Compensation Committee determines the exercise price at which shares underlying a Stock Option may be purchased, whether an Incentive Stock Option or a Non-Qualified Stock Option. However, the exercise price may not be less than the fair market value of the shares of common stock on the date the Stock Option is granted.
     Incentive Stock Options may be granted only to executive officers and other employees of CTIG or any of its subsidiaries, and Non-Qualified Stock Options may be granted to any participant in the Stock Incentive Plan.
     No Stock Option will be exercisable later than ten years after the date it is granted. Stock Options granted under the Stock Incentive Plan are exercisable at such times as specified in the Stock Incentive Plan and the award agreement. A participant in the Stock Incentive Plan must pay the option exercise price in cash.
     Incentive Stock Options are subject to certain limitations, including the following. The aggregate market value (determined as of the date of grant) of common stock with respect to which Incentive Stock Options are exercisable for the first time by a participant during any calendar year may not exceed $100,000. Furthermore, Incentive Stock Options may not be granted to any participant who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all outstanding classes of stock of CTIG or any of its subsidiaries, unless the exercise price is fixed at not less than 110% of the fair market value of the common stock on the date of grant and the option cannot be exercised more than five years after the date of grant.
Stock Grants
     Stock Grant may be granted to executive officers and other employees of, or consultants or advisors to, CTIG or any of its subsidiaries. A Stock Grant may include restrictions on the sale or other disposition of the shares covered by the award, or CTIG may have the right to reacquire such shares for no consideration upon termination of the participant’s employment within specified periods. The award agreement will specify whether the participant will have, with respect to the shares of common stock subject to a Stock Grant, all of the rights of a holder of shares of common stock, including the right to receive dividends, if any, and to vote the shares.
Performance Awards
     Performance Awards may be granted to executive officers and other employees of CTIG or any of its subsidiaries. The Compensation Committee will set performance targets at its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Awards that will be paid out to the participants and may attach to such Performance Awards one or more restrictions. Performance targets may be based upon company-wide, business unit and/or individual performance.
     Payment of earned Performance Awards may be made in shares of common stock or in cash and will be made in accordance with the terms and conditions prescribed or authorized by the Compensation Committee. The participant may elect to defer, or the Compensation Committee may require or permit the deferral of, the receipt of Performance Awards upon such terms as the Compensation Committee deems appropriate.
Performance-Based Awards
     Certain awards made under the Stock Incentive Plan may be granted so that they qualify as “performance-based compensation” (as this term is used in Section 162(m) of the Code and the regulations thereunder) and are exempt from the deduction limitation imposed by Section 162(m) of the Code (“Performance-Based Awards”). All Stock Options granted under the Stock Incentive Plan and certain Stock Grants and Performance Awards granted under the Stock Incentive Plan, and the compensation attributable to such awards, are intended to (i) qualify as Performance-Based Awards or (ii) be otherwise exempt from the deduction limitation imposed by Section 162(m) of the Code. Among other criteria, awards only qualify as Performance-Based Awards if at the time of grant the Compensation Committee is comprised solely of two or more “outside directors” (as this term is used in Section 162(m) of the Code and the regulations thereunder). In making these awards, the Compensation Committee must establish and apply objective performance goals and may use one or more or a combination of goals including increases or improvements in earnings per share, net income, return on assets, stock market index comparisons and other similar objective factors.
Effect of Change in Control
     The Stock Incentive Plan provides for the acceleration of certain benefits in the event of a “Change in Control” of CTIG. The meaning of a “Change in Control” is either defined in the participant’s employment agreement or change-in-control agreement, if one exists, or by the Stock Incentive Plan. The Stock Incentive Plan definition includes, among other things, such events as the sale of all assets of CTIG, any person becoming the beneficial owner of more than 50% of CTIG voting stock, and a merger of CTIG where CTIG stockholders own less than 51% of the voting stock of the surviving entity.
     All unvested awards granted under the Stock Incentive Plan will become fully vested immediately upon the occurrence of the Change of Control and such vested awards will be paid out or settled, as applicable, within 60 days upon the occurrence of the Change of Control, subject to requirements of applicable laws and regulations. The Compensation Committee may determine that upon the occurrence of a Change in Control, each Stock Option outstanding will terminate and the holder will receive, within 60 days upon the occurrence of the Change in Control, an amount equal to the excess of the fair market value of the shares underlying the award immediately prior to the occurrence of such Change in Control over the exercise price per share of such award. This cashout amount is payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or in a combination thereof.
Adjustments to Awards Due to Changes in CTIG’S Capital Structure
     In the event of any change in the shares of common stock by reason of a merger, consolidation, reorganization, recapitalization, stock split, stock dividend, exchange of shares, or other similar change in the corporate structure or distribution to stockholders, each outstanding Stock Option will be adjusted. The adjustments will make each award exercisable thereafter for the securities, cash and/or other property as would have been received in respect of the common stock subject to such award had the Stock Option been exercised in full immediately prior to the change or distribution. Furthermore, in the event of any such change or distribution, in order to prevent dilution or enlargement of participants’ rights under the Stock Incentive Plan, the Compensation Committee has the authority to make equitable adjustments to, among other things, the number and kind of shares subject to outstanding awards and exercise price of outstanding awards.
Termination of Employment
     If a participant’s employment is terminated due to death or disability, then the participant’s unvested or Stock Grants and unexercisable Stock Options become vested or exercisable, as applicable, immediately as of the date of the termination of the participant’s employment. All Stock Options that were or became exercisable as of the date of the participant’s death or termination of employment, will remain exercisable until the earlier of (i) the end of the one-year period following the date of the participant’s death or the date of the termination of his or her employment, as the case may be, or (ii) the date the Stock Option would otherwise expire. All unearned or unvested Performance Awards held by the participant on the date of the participant’s death or the date of the termination of his or her employment, as the case may be, will immediately become earned or vested as of such date and will be paid out or settled based on the participant’s performance immediately prior to the date of the participant’s death or the date of the termination of his or her employment on a pro-rated basis with a minimum of at least one year into a performance period, as determined by the Committee. A participant whose employment is terminated for cause, as defined in the Stock Incentive Plan, forfeits all awards, whether or not vested, exercisable or earned, granted to the participant. A participant whose employment is terminated for any reason, including, without limitation, retirement, other than for cause, death or disability forfeits all unvested, unexercisable and unearned awards granted to the participant. All exercisable Stock Options held by the participant on the date of the termination of his or her employment for any reason other than for cause, death or disability will remain exercisable until the earlier of (i) the end of the 90-day period following the date of the termination of the participant’s employment, or (ii) the date the Stock Option would otherwise expire. The Stock Incentive Plan’s provisions relating to termination of employment may be modified in the discretion of the Compensation Committee.
Transferability
     Each award granted under the Stock Incentive Plan which is subject to restrictions on transferability and/or exercisability is not transferable otherwise than by will or the laws of descent and distribution, and/or is exercisable, during the participant’s lifetime, only by the participant. The Compensation Committee may allow a Stock Option to be exercisable during a period after the death of the participant by the executor or administrator of the estate of the deceased participant or the person or persons to whom the deceased participant’s rights under the Stock Option will pass by will or the laws of descent and distribution. The Compensation Committee also may permit an award (other than an Incentive Stock Option) to be transferred by a participant solely to members of the participant’s immediate family or trusts or family partnerships for the benefit of such persons, subject to any restriction included in the award agreement.
Amendment of Awards
     The terms and conditions applicable to any award may be amended or modified by mutual agreement between CTIG and the participant or any other persons as may then have an interest in the award. Also, by mutual agreement between CTIG and a participant under this Stock Incentive Plan or under any other present or future plan of CTIG, awards may be granted to a participant in substitution and exchange for, and in cancellation of, any awards previously granted to a participant under the Stock Incentive Plan or any other present or future plan of CTIG.
Term and Amendment of the Stock Incentive Plan
     The Board of Directors approved the Stock Incentive Plan on October 28, 2005 and recommended the Stock Incentive Plan for stockholder approval. The Stock Incentive Plan will become effective upon stockholder approval. If the stockholders approve the Stock Incentive Plan at this Annual Meeting, the Stock Incentive Plan will become effective as of December 8, 2005 and will terminate on the 10th anniversary of December 8, 2005 unless terminated sooner by the board of directors or the Compensation Committee. The board of directors or the Compensation Committee may amend the Stock Incentive Plan from time to time and suspend or terminate the Stock Incentive Plan at any time. Without stockholder approval, no amendment will (i) increase the total number of shares which may be issued under the Stock Incentive Plan or the maximum number of shares with respect to which Stock Options and other awards that may be granted to any individual under the Stock Incentive Plan; (ii) modify the requirements as to eligibility for awards under the Stock Incentive Plan; (iii) disqualify any Incentive Stock Options granted under the Stock Incentive Plan; or (iv) effect the repricing of Stock Options.
Federal Income Tax Consequences
     The following information is not intended to be a complete discussion of the federal income tax consequences of participation in the Stock Incentive Plan and is qualified in its entirety by references to the Code and the regulations adopted under the Code. The provisions of the Code described in this section include current tax law only and do not reflect any proposals to revise current tax law. The federal income tax consequences applicable to officers, directors, and other persons who are subject to potential liability under Section 16(b) of the Exchange Act may be different than the federal income tax consequences applicable to persons who are not subject to Section 16(b). The federal income tax consequences applicable to all persons, whether or not subject to Section 16(b), are described below.
Incentive Stock Options
     Generally, under the Code, an optionee will not realize taxable income by reason of the grant or exercise of an Incentive Stock Option granted pursuant to the Stock Incentive Plan (see, however, discussion of alternative minimum tax below). If an optionee exercises an Incentive Stock Option and does not dispose of the shares until the later of (i) two years from the date the option was granted and (ii) one year from the date of exercise, the entire gain, if any, realized upon disposition of such shares will be taxable to the optionee as long-term capital gain, and CTIG will not be entitled to any deduction. If an optionee disposes of the shares within the period of two years from the date of grant or one year from the date of exercise (a “disqualifying disposition”), the optionee generally will realize ordinary income in the year of disposition and CTIG will receive a corresponding deduction in an amount equal to the excess of (i) the lesser of (a) the amount, if any, realized on the disposition and (b) the fair market value of the shares on the date the option was exercised over (ii) the option price. Any additional gain realized on the disposition will be short- term or long-term capital gain and any loss will be long-term or short-term capital loss. The optionee will be considered to have disposed of a share if he or she sells, exchanges, makes a gift of or transfers legal title to the share (except transfers, among others, by pledge, on death or to a spouse). If the disposition is by sale or exchange, the optionee’s tax basis will equal the amount paid for the shares plus any ordinary income realized as a result of the disqualifying disposition.
     The exercise of an Incentive Stock Option may subject the optionee to the so-called “alternative minimum tax” (“AMT”). The amount by which the fair market value of the shares purchased at the time of the exercise exceeds the option exercise price is an adjustment for purposes of computing the AMT. In the event of a disqualifying disposition of the shares in the same taxable year as exercise of the Incentive Stock Option, no adjustment is then required for purposes of the AMT, but regular income tax, as described above, may result from such disqualifying disposition.
     An optionee who surrenders shares as payment of the exercise price of his or her Incentive Stock Option generally will not recognize gain or loss on his or her surrender of such shares. The surrender of shares previously acquired upon exercise of an Incentive Stock Option in payment of the exercise price of another Incentive Stock Option, is, however, a “disposition” of such stock. If the Incentive Stock Option holding period requirements described above have not been satisfied with respect to such stock, such disposition will be a disqualifying disposition that may cause the optionee to recognize ordinary income as discussed above.
     Under the Code, all of the shares received by an optionee upon exercise of an Incentive Stock Option by surrendering shares will be subject to the Incentive Stock Option holding period requirements. Of those shares, a number of shares (the “Exchange Shares”) equal to the number of shares surrendered by the optionee will have the same tax basis for capital gains purposes (increased by any ordinary income recognized as a result of a disqualifying disposition of the surrendered shares if they were Incentive Stock Option shares) and the same capital gains holding period as the shares surrendered.
     For purposes of determining ordinary income upon a subsequent disqualifying disposition of the Exchange Shares, the amount paid for such shares will be deemed to be the fair market value of the shares surrendered. The balance of the shares received by the optionee will have a tax basis (and a deemed purchase price) of zero and a capital gains holding period beginning on the date of exercise. The Incentive Stock Option holding period for all shares will be the same as if the option had been exercised for cash.
Non-Qualified Stock Options
     Generally, there will be no federal income tax consequences to either the optionee or CTIG on the grant of Non- Qualified Stock Options pursuant to the Stock Incentive Plan. On the exercise of a Non-Qualified Stock Option, the optionee has taxable ordinary income equal to the excess of the fair market value of the shares acquired on the exercise date over the option price of the shares. CTIG will be entitled to a federal income tax deduction (subject to the limitations contained in Section 162(m)) in an amount equal to such excess, provided that CTIG complies with applicable reporting rules.
     Upon the sale of stock acquired by exercise of a Non-Qualified Stock Option, optionees will realize long-term or short-term capital gain or loss depending upon their holding period for such stock. For individuals, capital losses are deductible only to the extent of capital gains for the year plus $3,000. An optionee who surrenders shares in payment of the exercise price of a Non-Qualified Stock Option will not recognize gain or loss with respect to the shares so delivered unless such shares were acquired pursuant to the exercise of an Incentive Stock Option and the delivery of such shares is a disqualifying disposition. See “Incentive Stock Options.” The optionee will recognize ordinary income on the exercise of the Non-Qualified Stock Option as described above. Of the shares received in such an exchange, that number of shares equal to the number of shares surrendered have the same tax basis and capital gains holding period as the shares surrendered. The balance of shares received will have a tax basis equal to their fair market value on the date of exercise and the capital gains holding period will begin on the date of exercise.
Stock Grants
     The taxability of a Stock Grant to a participant is dependent upon the extent to which the award is restricted on the date of grant. If a Stock Grant is either transferable or not subject to a substantial risk of forfeiture, a participant will recognize taxable ordinary income on the date of grant. If a Stock Grant is both non-transferable and subject to a substantial risk of forfeiture on the date of grant, then unless an election is made as described below, a participant will not recognize taxable ordinary income on the date of grant, but will at such time or times as the Stock Grant becomes either transferable or not subject to a substantial risk of forfeiture in an amount equal to the fair market value of such shares at that time. Within thirty days of receipt of a Stock Grant that is not transferable and subject to a substantial risk of forfeiture, a participant may file an election with the Internal Revenue Service to include as taxable ordinary income in the year of receipt an amount equal to the fair market value of the shares subject to the award at the time of receipt. In such event, any subsequent appreciation in the value of such shares will not be taxable as compensation to a participant upon the vesting of shares subject to the award. However, if shares subject to the award are forfeited subsequent to such election, a participant will not be entitled to a tax deduction. For purposes of determining the amount of taxable gain or loss upon a subsequent disposition of shares issued pursuant to such an award, the amount recognized as ordinary income to a participant will be treated as the cost basis for such shares. Shares which are held for more than one year after vesting (or in the event of an election as described above, the date of receipt) generally will qualify for long-term capital gain treatment.

Performance Awards
     The tax consequences of a performance award depend upon the nature of the underlying award and if and when the performance goals are achieved. If a performance award consists of a promise to deliver common stock at a future date based upon the satisfaction of certain targets, such awards will be subject to federal income taxation as ordinary income based upon the fair market value of the common stock on the date such performance awards are earned by a participant by satisfying the performance targets, provided such awards are not then subject to a substantial risk of forfeiture.
Application of Section 409A to Deferred Compensation Arrangements
     The Stock Incentive Plan provides that, under certain circumstances, the receipt of a benefit resulting from an award under the Stock Incentive Plan may be electively deferred by the participant (or the Compensation Committee, as applicable) to a time that is later than the year in which such benefit becomes vested. To the extent that a participant makes such a deferral election, Section 409A of the Code, which was recently enacted as part of the American Jobs Creation Act of 2004 (the “Jobs Act”), subjects the deferral arrangement to certain substantive requirements including (among other items) deferral election and payment timing requirements. In the event that a deferral arrangement fails to comply with Code Section 409A in form or operation, a participant may become subject to: (i) the imposition of Federal income tax on all amounts deferred in the tax year in which the amounts are deferred (or, if later, in the tax year when the receipt of the benefits are no longer subject to a substantial risk of forfeiture); (ii) a penalty tax of 20 percent of the includable amount (in addition to the regular income tax at ordinary income rates); and (iii) interest at the underpayment rate plus 1 percent from the time the amount was first deferred (or, if later, the tax year when the benefits are no longer subject to a substantial risk of forfeiture) until the time the amount is included in income. Code Section 409A may require significant changes to existing nonqualified deferred compensation plans no later than December 31, 2006; however, such amendments are subject to the issuance of complete guidance from the Treasury and the Internal Revenue Service and are therefore subject to change. The Stock Incentive Plan specifically provides that any awards in connection therewith shall be structured in a manner (as determined by the Board) that is intended to comply with the requirements of Section 409A, and that any deferrals of payments under the Stock Incentive Plan (whether requested by the participant or otherwise required by the Compensation Committee) with respect to awards under the Stock Incentive Plan shall not be allowed except to the extent that such deferrals would not (in the judgment of the Board) cause the payments to fail to satisfy the requirements for nonqualified deferred compensation plans described in Section 409A of the Code. Although CTIG will institute a review of the Stock Incentive Plan with respect to the requirements of Code Section 409A, because the tax consequences to any participant in the Stock Incentive Plan may depend upon such person’s situation, as well as the uncertain application of Code Section 409A, each participant in the Stock Incentive Plan should consult his or her tax advisor as to the federal, state and local and other tax consequences with respect to the grant or exercise of an option or any other award granted under the Stock Incentive Plan.
Withholdings of Tax; Company Deduction
     Generally, whenever a participant realizes ordinary income under the Stock Incentive Plan, a corresponding deduction is available to CTIG provided CTIG complies with certain reporting requirements. Under Section 162(m), however, CTIG will be denied a deduction for certain compensation if it exceeds $1,000,000 paid, excluding (among other things) certain performance-based compensation.

     CTIG is entitled to withhold, or secure payment from a participant in lieu of withholding, the amount of any tax required by law to be withheld or paid by CTIG with respect to any amount payable or shares issuable under a participant’s award.
Conclusion
     The foregoing summarizes the federal income tax consequences, and does not include a discussion of state and local income tax consequences of participation in the Stock Incentive Plan. Participants are encouraged to consult their own tax advisors regarding the federal, state and local tax consequences in their particular circumstances and with respect to their particular awards.
Equity Compensation Plan Information
     The following table details information regarding the Company’s equity compensation plans as of December 31, 2004:

			Number of securities
			remaining available for
	Number of securities	Weighted-average	future issuance under
	to be issued upon	exercise price of	equity compensation
	exercise of	outstanding	plans (excluding
	outstanding options,	options, warrants	securities reflected in
	warrants and rights	and rights	column (a))
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by security holders	2,453,250 (1)	$0.31	1,846,750
Equity compensation plans not approved by security holders (2)	110,000	$0.39	—

Total	2,563,250	$0.32	1,846,750

(1)	Options to purchase 50,000 shares were granted prior to the Merger.

(2)	The equity compensation plans not approved by security holders are represented by options granted pursuant to individual compensation arrangements of the Company prior to the Merger (“Outside Plan Stock Options”). Outside Plan Stock Options were granted to the Company’s employees. Outside Plan Stock Options to purchase in the aggregate 50,000 shares of the Company’s common stock were granted to Mr. Burt, Managing Director of the Company’s United Kingdom subsidiary CTI Data Solutions Ltd., in 1998 and 1999. The 1998 grant involved an option to purchase 30,000 shares of the Company’s common stock at the exercise price of $.34 per share, which expires in 2008. The 1999 grant included an option to purchase 20,000 shares of the Company’s common stock at the exercise price of $.375 per share, which expires in 2009. Outside Plan Stock Options to purchase in the aggregate 60,000 shares of the Company’s common stock were granted to two non-executive employees of CTI Data Solutions Ltd. in 1998 and 1999. The 1998 grant involved an option to purchase 30,000 shares of the Company’s common stock at the exercise price of $.34 per share, which expires in 2008. The 1999 grant included an option to purchase 30,000 shares of the Company’s common stock at the exercise price of $.50 per share, which expires in 2009. As of December 31, 2004, all of the foregoing Outside Plan Stock Options were fully vested.

     OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO APPROVE THE CTI GROUP (HOLDINGS) INC. STOCK INCENTIVE PLAN.

PROPOSAL THREE —
RATIFICATION OF APPOINTMENT OF CROWE CHIZEK AND COMPANY, LLC AS
INDEPENDENT ACCOUNTANTS
General Information
     PricewaterhouseCoopers LLP (“PWC”) served as our independent accountants and conducted the audit of our accounts for the fiscal years ended December 31, 2004 and 2003. On June 24, 2005, our audit committee, engaged Crowe Chizek and Company, LLC to serve as our independent accountants for the fiscal year ending December 31, 2005.
     Selection of a company’s independent accountants is not required to be submitted to a vote of the stockholders for ratification. However, the audit committee is submitting this matter to the stockholders as a matter of good corporate practice. If the stockholders fail to ratify the selection, the audit committee will reconsider whether to retain Crowe Chizek and Company, LLC and may retain that firm or another without re-submitting the matter to our stockholders. Even if the appointment is ratified, the audit committee may, in its discretion, direct the engagement of different independent accountants at any time during the year if it determines that such change would be in our best interests and in the best interests of our stockholders.
     Representatives of Crowe Chizek and Company, LLC are expected to attend the Annual Meeting. Therefore, representatives of Crowe Chizek and Company, LLC will have an opportunity to make a statement and will be available to respond to questions at the Annual Meeting.
Change in Accountants
     On June 24, 2005, the Audit Committee of the Board of Directors of CTIG dismissed the Company’s independent registered public accounting firm, PWC.
     The reports of PWC on the Company’s financial statements for either of the past two fiscal years ended December 31, 2004 and 2003, respectively, contained no adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope, or accounting principles.
     In connection with its audits for the two most recent fiscal years ended December 31, 2004 and 2003, respectively, and through June 24, 2005, there have been no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PWC, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the financial statements for such period.
     During the two most recent fiscal years and through June 24, 2005, there have been no reportable events (as described in Item 304(a)(1)(iv)(B) of Regulation S-B).
     The Company has requested PWC to furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter dated June 29, 2005 is filed as Exhibit 16 to Form 8-K filed with the SEC on June 29, 2005.
     The Audit Committee of the Board of Directors of the Company engaged Crowe Chizek and Company, LLC as its independent registered public accounting firm effective as of June 24, 2005. During the two most recent fiscal years ended December 31, 2004 and 2003, respectively, and through June 24, 2005, the Company has not consulted with Crowe Chizek and Company, LLC regarding either: (i) the application of accounting principles to a specified transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was the subject of a disagreement or event identified in Item 304(a)(1)(iv) of Regulation S-B.
Accountant’s Fees and Services

Fiscal Year Ended	2004	2003
Audit Fees (1)	$188,828	$228,338

Audit — Related Fees (2)	5,105	21,434

Tax Fees (3)	15,010	8,996

All Other Fees (4)	5,440	19,000

Total	$214,383	$277,768

(1)	Represents the aggregate fees billed by PWC for the audit of our annual financial statements and review of financial statements included in our Forms 10-QSB for the fiscal years ended December 31, 2004 and 2003.

(2)	Represents the aggregate fees billed by PWC for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported in “Audit Fees” above for fiscal years ended December 31, 2004 and 2003. Audit-related services consisted of principally of the evaluation of the potential acquisitions and audits of financial statements of certain employee benefit plans.

(3)	Represents the aggregate fees billed by PWC for professional services rendered to our UK subsidiary for tax compliance, tax advice and tax planning for the fiscal years ended December 31 2004 and 2003. We use another accountant for U.S. corporate income tax compliance advice and planning.

(4)	Represents the aggregate fees billed by PWC for products and services other than the products and services covered under the “Audit Fees,” “Audit — Related Fees” and “Tax Fees” above, for the fiscal years ended December 31, 2004 and 2003. Such services related to tax consulting and consulting related to compliance with Section 404 of the Sarbanes-Oxley Act of 2002.
The Audit Committee has established its pre-approval policies and procedures, pursuant to which the Audit Committee approved the foregoing audit and permissible non-audit services provided by PWC in fiscal year ended December 31, 2004.
None of the services pre-approved by the Audit Committee or the Chair of the Committee during the fiscal year ended December 31, 2004 utilized the de minimis exception to pre-approval contained in the applicable SEC guidelines.
     OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF CROWE CHIZEK AND COMPANY, LLC AS OUR INDEPENDENT ACCOUNTANTS.

OTHER MATTERS
     As of the date of this proxy statement, our board of directors does not know of any matters that will be presented for consideration at the Annual Meeting other than as described in this proxy statement. If any other matters should properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting and be voted upon, the persons named as proxies in the accompanying proxy will vote the proxy cards in their discretion in accordance with their best judgment and in the manner they believe to be in our best interests.
STOCKHOLDER PROPOSALS
     The deadline for providing us with timely notice of any stockholder proposal to be submitted outside of the Rule 14a-8 process for consideration at our 2006 Annual Meeting of Stockholders (the “2006 Meeting”) will be October 9, 2006. As to all such matters which we do not have notice on or prior to October 9, 2005 discretionary authority will be granted to the persons designated in our proxy related to the 2006 Meeting to vote on such proposal.
     In addition, Rule 14a-8 requirements applicable to inclusion of stockholder proposals in our proxy materials related to the 2006 Meeting require that a stockholder proposal regarding the 2005 Meeting must be submitted to us at our offices located at 333 North Alabama St., Suite 240, Indianapolis, IN 46204, by or on July 25, 2006 to receive consideration for inclusion in our proxy materials for the 2006 Meeting. Any such proposal must also comply with the proxy rules, including Rule 14a-8.
ANNUAL REPORT
     THIS PROXY STATEMENT IS ACCOMPANIED BY OUR 2004 ANNUAL REPORT TO STOCKHOLDERS AND OUR QUARTERLY REPORT ON FORM 10-QSB FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005. EACH PERSON SOLICITED UNDER THIS PROXY STATEMENT CAN OBTAIN A COPY OF OUR ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004 AND OUR QUARTERLY REPORT ON FORM 10-QSB THE NINE MONTHS ENDED SEPTEMBER 30, 2005 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WITHOUT CHARGE, EXCEPT FOR THE EXHIBITS TO SUCH REPORTS, BY SENDING A WRITTEN REQUEST TO CTI GROUP (HOLDINGS) INC., 333 NORTH ALABAMA ST., SUITE 240, INDIANAPOLIS, IN 46204, ATTN.: MANFRED HANUSCHEK, CHIEF FINANCIAL OFFICER AND SECRETARY.

By Order of the Board of Directors

/s/ Manfred Hanuschek
Manfred Hanuschek
Chief Financial Officer and Secretary

Appendix I
CTI GROUP (HOLDINGS) INC.
NOMINATING COMMITTEE CHARTER
This Nominating Committee Charter (the “Charter”) has been adopted by the Board of Directors (the “Board”) of CTI Group (Holdings) Inc. (the “Company”).
Purpose
The Nominating Committee (the “Committee”) of the Board is responsible for establishing criteria for selecting new directors, and identifying, screening and recruiting new directors. The Committee will also recommend to the Board nominees for directors and for committee membership.
Composition
The Committee shall be comprised of three or more members, all of whom must qualify as independent directors (“Independent Directors”) under the Corporate Governance Rules of The Nasdaq Stock Market, Inc. (“NASDAQ”).
Notwithstanding this independence requirement, if the Committee is comprised of at least three members, one director, who is not independent as defined in Rule 4200 of the NASDAQ Corporate Governance Rules, and is not a current officer or employee of the Company or a Family Member (as defined in Rule 4200 of the NASDAQ Corporate Governance Rules) of such person, may be appointed to the Committee if the Board, under exceptional and limited circumstances, determines that such individual’s membership on the committee is required by the best interests of the Company and its stockholders, and the Board discloses, in the next annual meeting proxy statement subsequent to such determination (or in Form 10-K if the Company does not file a proxy statement), the nature of the relationship and the reasons for the determination. A member appointed under this exception may not serve longer than two years.
The Committee members shall be appointed by the Board. The Board shall appoint one member of the Committee as chairperson. The chairperson shall be responsible for leadership of the Committee, including overseeing the agenda, presiding over the meetings and reporting to the Board. If the Committee chairperson is not present at a meeting, the remaining members of the Committee may designate an acting chairperson.
A member shall promptly notify the Committee and the Board if the member is no longer an Independent Director and such member shall be removed from the Committee unless the Board determines that an exception to the Independent Director requirement is available under the NASDAQ Corporate Governance Rules with respect to such member’s continued membership on the Committee.
Meetings and Procedures
Unless specified otherwise in the Company’s Charter, Bylaws and applicable state law, the following shall apply:

1

•	The Committee shall fix its own rules of procedure, which shall be consistent with the Bylaws of the Company and this Charter.

•	The Committee shall meet at least annually and more frequently as circumstances require.

•	The chairperson of the Committee or a majority of the members of the Committee may call special meetings of the Committee.

•	The chairperson, in consultation with other members of the Committee, shall set the length of each meeting and the agenda of items to be addressed at each meeting and shall circulate the agenda to each member of the Committee in advance of each meeting.

•	A majority of the members of the Committee shall constitute a quorum.

•	The Committee may request that any directors, officers or employees of the Company, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee and/or provide such pertinent information as the Committee requests, except that no director of the Company shall participate in discussions or attend any portion of a meeting of the Committee at which that director’s recommendation for nomination or committee selection is being discussed.

•	The Committee shall keep written minutes of its meetings, which minutes shall be maintained by the Company with the books and records of the Company. The chairperson may designate an officer or employee of the Company to serve as secretary to the Committee.
Responsibilities and Duties of the Committee
     The Committee has the following duties and responsibilities:
     Selection of Director Nominees and Committee Membership
•	Determine what types of backgrounds are needed to help strengthen and balance the Board and establish the process for identifying and evaluating nominees for director, including but not limited to establishing criteria for selecting new directors.

•	Determine the minimum qualifications that must be met by the Committee recommended candidates.

•	Conduct background and qualifications checks of persons the Committee wishes to recommend to the Board as candidates or to fill vacancies.

•	Conduct director evaluations prior to recommendation of incumbent directors for election.

2

•	Recommend to the Board the slate of nominees of directors to be proposed for election at the stockholders’ meeting and recommend to the Board individuals to be considered by the Board to fill vacancies. Approvals should follow a review by the Committee of the performance and contribution of fellow directors as well as the qualifications of proposed new directors.

•	Recommend to the Board those directors to be selected for membership on the various Board committees. Recommendations should consider the qualifications for membership on each committee, whether the candidate will be able to devote the requisite time to the Committee, the extent to which there should be a policy of periodic rotation of directors among the committees, and any limitations on the number of consecutive years a director should serve on any one Board committee.

•	Recommend director and committee member/chair compensation for those directors who are not also salaried officers of the Company to the board.

•	Establish policies regarding the consideration of director candidates recommended by stockholders.

•	Establish procedures to be followed by stockholders in submitting recommendations for director candidates.
     Other Matters
•	Report to the Board.

•	Perform such other duties and responsibilities as may be assigned to the Committee, from time to time, by the Board.
Investigations and Studies; Outside Advisors
The Committee may conduct or authorize investigations into or studies of matters within the scope of the Committee’s duties and responsibilities, and may retain, at the Company’s expense, such experts and other professionals as it deems necessary. The Committee shall have the sole authority to retain or terminate any search firm to be used to identify and evaluate director candidates, including sole authority to approve the search firm’s fees and other retention terms, such fees to be borne by the Company.

3

Appendix II
CTI GROUP (HOLDINGS) INC.
AMENDED AND RESTATED AUDIT COMMITTEE CHARTER
Purpose
     There shall be a committee of the board of directors (the “Board”) to be known as the audit committee of CTI Group (Holdings) Inc. (the “Company”). The audit committee’s purpose is to:
     (A) oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company; and
     (B) prepare an audit committee report as required by the rules of the Securities and Exchange Commission (“SEC”).
Composition
     The Audit Committee shall have at least two (2) members, each of whom must meet the following conditions: (i) be independent as defined under Rule 4200(a)(15) of The Nasdaq Stock Market, Inc. (except as set forth in Rule 4350 (d)(2)(B)); (ii) meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (subject to the exemptions provided in Rule 10A-3(c)); (iii) not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years; and (iv) be able to read and understand fundamental financial statements, including a Company’s balance sheet, income statement, and cash flow statement. Additionally, the Company must have at least one member of the audit committee who has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.
     The Board shall elect or appoint a chairperson of the audit committee; the chairperson will have authority to act on behalf of the audit committee between meetings.
          The audit committee shall meet at least four times per year on a quarterly basis, or more frequently as circumstances require. One or more meetings may be conducted in whole or in part by telephone conference call or similar means if it is impracticable to obtain the personal presence of each audit committee member. The Company shall make available to the audit committee, at its meetings and otherwise, such individuals and entities as may be designated from time to time by the audit committee, such as members of management including (but not limited to) the internal audit and accounting staff, the independent auditors, inside and outside counsel, and other individuals or entities (whether or not employed by the Company and including any corporate governance employees and individuals or entities performing internal audit services as independent contractors).
     The audit committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Company.
     A member of the audit committee shall promptly notify the audit committee and the Board if the member is no longer an independent director and such member shall be removed from the audit committee unless the Board determines that an exception to the independent director requirement is

1

available under the applicable NASDAQ rules with respect to such member’s continued membership and that an exception should be made.
Duties and Responsibilities
The duties and responsibilities of the audit committee shall be as follows:
•	be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and each such registered public accounting firm must report directly to the audit committee;

•	establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submissions by Company employees of concerns regarding questionable accounting or auditing matters;

•	have the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties;

•	receive appropriate funding from the Company, as determined by the audit committee in its capacity as a committee of the Board, for payment of: (i) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; (ii) compensation to any advisers employed by the audit committee; and (iii) ordinary administrative expenses of the audit committee that are necessary or appropriate in carrying out its duties;

•	ensure its receipt from the outside auditors of a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1, and actively engage in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the outside auditor;

•	report to the Board;

•	comply with all preapproval requirements of Section 10A(i) of the Exchange Act and all SEC rules relating to the administration by the audit committee of the auditor engagement to the extent necessary to maintain the independence of the auditor as set forth in 17 C.F.R. § 210.2-01(c)(7);

•	make such other recommendations to the Board on such matters, within the scope of its function, as may come to its attention and which in its discretion warrant consideration by the Board; and

•	act as a qualified legal compliance committee as defined in 17 C.F.R. § 205.2.

2

Delegation
     Any duties and responsibilities of the audit committee, including, but not limited to, the authority to preapprove all audit and permitted non-audit services of the auditor, may be delegated to one or more members of the audit committee or a subcommittee of the audit committee. The decisions of any member to whom authority is delegated to preapprove an audit or permitted non-audit service of the auditor shall be presented to the full audit committee at each of its scheduled meetings.
Limitations
     The audit committee is responsible for the duties and responsibilities set forth in this charter, but its role is oversight and therefore it is not responsible for either the preparation of the Company’s financial statements or the auditing of the Company’s financial statements. The members of the audit committee are not employees of the Company and may not be accountants or auditors by profession or experts in accounting or auditing. Management has the responsibility for preparing the financial statements and implementing internal controls and the independent auditors have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls, subject, in each case, to the oversight of the audit committee described in this charter. The review of the financial statements by the audit committee is not of the same character or quality as the audit performed by the independent auditors. The oversight exercised by the audit committee is not a guarantee that the financial statements will be free from mistake or fraud. In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible in order to best react to a changing environment.

3

Appendix III
CTI GROUP (HOLDINGS) INC.
STOCK INCENTIVE PLAN
1. Purpose
     CTI Group (Holdings) Inc. Stock Incentive Plan (the “Plan”) is intended to provide incentives which will attract, retain, motivate and reward highly competent persons as non-employee directors, executive officers and other employees of, or consultants and advisors to, CTI Group (Holdings) Inc. (the “Company”) or any of its subsidiary corporations, limited liability companies or other forms of business entities now existing or hereafter formed or acquired (“Subsidiaries”), by providing them opportunities to acquire shares of Class A common stock, par value $.01 per share, of the Company (“Common Stock”) or to receive other Awards (as defined in Section 4 below) described herein. Furthermore, the Plan is intended to assist in further aligning the interests of the Company’s non-employee directors, executive officers and other employees, consultants and advisors, with those of its stockholders.
2. Administration
     a. The Plan generally shall be administered by a committee (the “Committee”) which shall be the Compensation Committee of the Board of Directors of the Company (the “Board”) or another committee appointed by the Board from among its members. Unless the Board determines otherwise, the Committee shall be comprised solely of not less than two members who each shall qualify as a (i) “Non-Employee Director” within the meaning of Rule 16b-3(b)(3) (or any successor rule) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (ii) an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations thereunder. The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make such determinations and interpretations and to take such action in connection with the Plan and any Awards granted hereunder as it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all participants and their legal representatives. However, the Board shall have the authority to establish stock grant levels and stock ownership guidelines for the non-employee directors which shall be reviewed annually in relation to director compensation practices of comparable companies.
     b. No member of the Board, no member of the Committee and no agent of the Committee who is an employee of the Company shall be liable for any act or failure to act hereunder, except in circumstances involving his or her bad faith, gross negligence or willful misconduct, or for any act or failure to act hereunder by any other member or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated. The Company shall indemnify members of the Board, members of the Committee and any agent of the Committee who is an employee of the Company against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person’s bad faith, gross negligence or willful misconduct.
     c. The Committee shall have the authority to grant Awards to non-employee directors, executive officers and other employees of, or consultants and advisors to, the Company or any of its Subsidiaries. The Committee may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and the Committee, or any person to whom it has delegated duties as aforesaid, may employ one or more persons to render advice with respect to any

1

responsibility the Committee or such person may have under the Plan. The Committee may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company or any of its Subsidiaries whose employees have benefited from the Plan, as determined by the Committee.
3. Participants
     Participants shall consist of such non-employee directors, executive officers and other employees of, or consultants and advisors to, the Company or any of its Subsidiaries and outside contractors as the Committee in its sole discretion determines to be significantly responsible for the success and future growth and profitability of the Company and whom the Committee may designate from time to time to receive Awards under the Plan. Designation of a participant in any year shall not require the Committee to designate such person to receive an Award in any other year or, once designated, to receive the same type or amount of Award as granted to the participant in any other year. The Committee shall consider such factors as it deems pertinent in selecting participants and in determining the type, amount and other terms of Awards.
4. Types of Awards and Vesting Restrictions
     Awards under the Plan may be granted in any one or a combination of (1) Stock Options, (2) Stock Grants, and (3) Performance Awards (each as described above an “Award,” and collectively, “Awards”). Stock Grants and Performance Awards may, as determined by the Committee, in its discretion, constitute Performance-Based Awards, as described in Section 9 below. Awards shall be evidenced by Award agreements (which need not be identical) in such forms as the Committee may from time to time approve; provided, however, that in the event of any conflict between the provisions of the Plan and any such agreements, the provisions of the Plan shall prevail.
5. Common Stock Available Under the Plan
     a. Shares Available. The aggregate number of shares of Common Stock that may be subject to Awards, including shares of Common Stock underlying Stock Options, granted under this Plan shall be 3,000,000 shares of Common Stock, which may be authorized and unissued or treasury shares, subject to any adjustments made in accordance with Section 10 below.
     b. Maximum Limits. The maximum number of shares of Common Stock with respect to which Awards may be granted or measured to any individual participant under the term of the Plan during the Company’s fiscal year shall not exceed 1,500,000 shares, subject to adjustment in accordance with Section 10 below.
     c. Shares Underlying Awards That Again Become Available. Any shares of Common Stock subject to a Stock Option, Stock Grant or Performance Award, which for any reason are cancelled, forfeited, or surrendered to the Company shall again be available for Awards under the Plan. The preceding sentence shall apply only for purposes of determining the aggregate number of shares of Common Stock subject to Awards pursuant to Section 5.a above but shall not apply for purposes of determining the maximum number of shares of Common Stock subject to Awards that any individual participant may receive pursuant to Section 5.b above.

2

6. Stock Options
     a. In General. The Committee is authorized to grant Stock Options to non-employee directors, executive officers and other employees of, or consultants or advisors to, the Company or any of its Subsidiaries and shall, in its sole discretion, determine such participants in the Plan who will receive Stock Options and the number of shares of Common Stock underlying each Stock Option. Stock Options may be (i) incentive stock options (“Incentive Stock Options”) within the meaning of Section 422 of the Code, or (ii) Stock Options which do not qualify as Incentive Stock Options (“Non-Qualified Stock Options”). The Committee may grant to a participant in the Plan one or more Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options. Each Stock Option shall be subject to such terms and conditions consistent with the Plan as shall be determined by the Committee and as set forth in the Award agreement. In addition, each Stock Option shall be subject to the following limitations set forth in this Section 6.
     b. Exercise Price. Each Stock Option granted hereunder shall have such per-share exercise price as the Committee may determine on the date of grant; provided, however, subject to Section 6(e) below, that the per-share exercise price shall not be less than 100 percent of the Fair Market Value (as defined in Section 15 below) of Common Stock on the date the Stock Option is granted.
     c. Payment of Exercise Price. The Stock Option exercise price must be paid in cash. In the discretion of the Committee, a payment may also be made by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price with the requirement of the broker same day reconciliation or as otherwise determined by the Company. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. The Committee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of the Plan.
     d. Exercise Period. Stock Options granted under the Plan shall be exercisable at such time or times as specified in the Plan and the Award agreement; provided, however, that no Stock Option shall be exercisable later than ten years after the date it is granted.
     e. Limitations on Incentive Stock Options. Incentive Stock Options may be granted only to participants who are executive officers or other employees of the Company or any of its Subsidiaries on the date of grant. The aggregate market value (determined as of the time the Stock Option is granted) of Common Stock with respect to which Incentive Stock Options (under all option plans of the Company) are exercisable for the first time by a participant during any calendar year shall not exceed $100,000. For purposes of the preceding sentence, (i) Incentive Stock Options shall be taken into account in the order in which they are granted and (ii) Incentive Stock Options granted before 1995 shall not be taken into account. Incentive Stock Options may not be granted to any participant who, at the time of grant, owns stock possessing (after the application of the attribution rules of Section 424(d) of the Code) more than 10 percent of the total combined voting power of all outstanding classes of stock of the Company or any of its Subsidiaries, unless the exercise price is fixed at not less than 110 percent of the Fair Market Value of Common Stock on the date of grant and the exercise of such option is prohibited by its terms after the expiration of five years from the date of grant of such option. In addition, no Incentive Stock Option shall be issued to a participant in tandem with a Non-Qualified Stock Option.
7. Stock Grants
     The Committee is authorized to grant Stock Grants to non-employee directors, executive officers and other employees of, or consultants or advisors to, the Company or any of its Subsidiaries and

3

shall, in its sole discretion, determine such participants in the Plan who will receive Stock Grants and the number of shares of Common Stock underlying each Stock Grant. Each Stock Grant shall be subject to such terms and conditions consistent with the Plan as shall be determined by the Committee and as set forth in the Award agreement, including, without limitation, restrictions on the sale or other disposition of such shares, and the right of the Company to reacquire such shares for no consideration upon termination of the participant’s employment with, or services performed for, the Company or any of its Subsidiaries within specified periods. The Committee may require the participant to deliver a duly signed stock power, endorsed in blank, relating to Common Stock covered by such Stock Grant and/or that the stock certificates evidencing such shares be held in custody or bear restrictive legends until the restrictions thereon shall have lapsed. The Award agreement shall specify whether the participant shall have, with respect to the shares of Common Stock subject to a Stock Grant, all of the rights of a holder of shares of Common Stock, including the right to receive dividends, if any, and to vote the shares.
8. Performance Awards
     a. In General. The Committee is authorized to grant Performance Awards to executive officers and other employees of the Company or any of its Subsidiaries and shall, in its sole discretion, determine such executive officers and other employees who will receive Performance Awards and the number of shares of Common Stock that may be subject to each Performance Award. Each Performance Award shall be subject to such terms and conditions consistent with the Plan as shall be determined by the Committee and as set forth in the Award agreement. The Committee shall set performance targets at its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Awards that will be paid out to the participants, and may attach to such Performance Awards one or more restrictions. Performance targets may be based upon, without limitation, Company-wide, divisional and/or individual performance.
     b. Payout. Payment of earned Performance Awards may be made in shares of Common Stock or in cash and shall be made in accordance with the terms and conditions prescribed or authorized by the Committee. Subject to Section 21 below, the participant may elect to defer, or the Committee may require or permit the deferral of, the receipt of Performance Awards upon such terms as the Committee deems appropriate.
9. Performance-Based Awards
     a. In General. All Stock Options granted under the Plan, certain Stock Grants and Performance Awards granted under the Plan, and the compensation attributable to such Awards, are intended to (i) qualify as Performance-Based Awards (as defined in the next sentence) or (ii) be otherwise exempt from the deduction limitation imposed by Section 162(m) of the Code. Certain Awards granted under the Plan may be granted in a manner such that Awards qualify as “performance-based compensation” (as such term is used in Section 162(m) of the Code and the regulations thereunder) and thus be exempt from the deduction limitation imposed by Section 162(m) of the Code (“Performance-Based Awards”). Awards shall only qualify as Performance-Based Awards if at the time of grant the Committee is comprised solely of two or more “outside directors” (as such term is used in Section 162(m) of the Code and the regulations thereunder).
     b. Stock Options. Stock Options granted under the Plan with an exercise price at or above the Fair Market Value of Common Stock on the date of grant should qualify as Performance-Based Awards.
     c. Other Awards. Stock Grants and Performance Awards granted under the Plan should qualify as Performance-Based Awards if, as determined by the Committee, in its discretion, either the granting or vesting of such Award is subject to the achievement of a performance target or targets based

4

on one or more of the performance measures specified in Section 9(d) below. With respect to such Awards intended to qualify as Performance-Based Awards:
     (1) the Committee shall establish in writing (x) the objective performance-based goals applicable to a given period and (y) the individual employees or class of employees to which such performance-based goals apply no later than 90 days after the commencement of such period (but in no event after 25 percent of such period has elapsed);
     (2) no Performance-Based Awards shall be payable to or vest with respect to, as the case may be, any participant for a given period until the Committee certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied; and
     (3) after the establishment of a performance goal, the Committee shall not revise such performance goal or increase the amount of compensation payable thereunder (as determined in accordance with Section 162(m) of the Code) upon the attainment of such performance goal.
     d. Performance Measures. The Committee may use the following performance measures (either individually or in any combination) to set performance targets with respect to Awards intended to qualify as Performance-Based Awards: net sales; pretax income before allocation of corporate overhead and bonus; budget; earnings per share; net income; division, group or corporate financial goals; return on stockholders’ equity; return on assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of Common Stock or any other publicly-traded securities of the Company; market share; gross profits; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; economic value-added models; comparisons with various stock market indices; and/or reductions in costs.
10. Adjustment Provisions
     If there shall be any change in Common Stock of the Company, through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split up, spinoff, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company, an adjustment shall be made to each outstanding Stock Option such that each such Stock Option shall thereafter be exercisable for such securities, cash and/or other property as would have been received in respect of Common Stock subject to such Stock Option had such Stock Option been exercised in full immediately prior to such change or distribution, and such an adjustment shall be made successively each time any such change shall occur. In addition, in the event of any such change or distribution, in order to prevent dilution or enlargement of participants’ rights under the Plan, the Committee shall have the authority to adjust, in an equitable manner, the number and kind of shares that may be issued under the Plan, the number and kind of shares subject to outstanding Awards, the exercise price applicable to outstanding Awards, and the Fair Market Value of Common Stock and other value determinations applicable to outstanding Awards. Appropriate adjustments may also be made by the Committee in the terms of any Awards under the Plan to reflect such changes or distributions and to modify any other terms of outstanding Awards on an equitable basis, including modifications of performance targets and changes in the length of performance periods. In addition, other than with respect to Stock Options and other Awards intended to constitute Performance-Based Awards, the Committee is authorized to make adjustments to the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Company or any of its Subsidiaries or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles. Notwithstanding the foregoing, (i) any adjustment with respect to an Incentive Stock Option shall comply with the rules of Section 424(a) of the Code, and (ii) in no event shall any adjustment be made which would render any

5

Incentive Stock Option granted hereunder other than an incentive stock option for purposes of Section 422 of the Code.
11. Change in Control
     a. Accelerated Vesting. Notwithstanding any other provision of this Plan, if there is a Change in Control of the Company (as defined in Section 11(b) below), all unvested Awards granted under the Plan shall become fully vested immediately upon the occurrence of the Change of Control and such vested Awards shall be paid out or settled, as applicable, within 60 days upon the occurrence of the Change of Control, subject to requirements of applicable laws and regulations.
     b. Definition. For purposes of this Section 11, (i) if there is an employment agreement or a change-in-control agreement between the participant and the Company or any of its Subsidiaries in effect, “Change in Control” shall have the same definition as the definition of “change in control” contained in such employment agreement or change-in-control agreement, or (ii) if “Change in Control” is not defined in such employment agreement or change-in-control agreement, or if there is no employment agreement or change-in-control agreement between the participant and the Company or any of its Subsidiaries in effect, a “Change in Control” of the Company shall be deemed to have occurred upon any of the following events:
     (1) any person or other entity (other than any of the Company’s Subsidiaries or any employee benefit plan sponsored by the Company or any of its Subsidiaries) including any person as defined in Section 13(d)(3) of the Exchange Act, becomes the beneficial owner, as defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of more than 50 percent of the total combined voting power of all classes of capital stock of the Company normally entitled to vote for the election of directors of the Company (the “Voting Stock”);
     (2) the stockholders of the Company approve the sale of all or substantially all of the property or assets of the Company and such sale occurs;
     (3) the Company’s Common Stock shall cease to be publicly traded;
     (4) the stockholders of the Company approve a consolidation or merger of the Company with another corporation (other than with any of the Company’s Subsidiaries), the consummation of which would result in the stockholders of the Company immediately before the occurrence of the consolidation or merger owning, in the aggregate, less than 51 percent of the Voting Stock of the surviving entity, and such consolidation or merger occurs; or
     (5) a change in the Company’s Board occurs with the result that the members of the Board on the Effective Date (as defined in Section 24(a) below) of the Plan (the “Incumbent Directors”) no longer constitute a majority of such Board, provided that any person becoming a director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest or the settlement thereof, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose election or nomination for election was supported by two-thirds (2/3) of the then Incumbent Directors shall be considered an Incumbent Director for purposes hereof.
     c. Cashout. The Committee, in its discretion, may determine that, upon the occurrence of a Change in Control of the Company, each Stock Option outstanding hereunder shall terminate and such holder shall receive, within 60 days upon the occurrence of the Change of Control, with respect to each share of Common Stock subject to such Stock Option, an amount equal to the excess of the Fair Market Value of such shares of Common Stock immediately prior to the occurrence of such Change in Control over the exercise price per share of such Stock Option; such amount to be payable in cash, in one or more

6

kinds of property (including the property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine.
12. Termination of Employment
     a. Subject to any written agreement between the participant and the Company or any of its Subsidiaries, if a participant’s employment is terminated due to death or disability:
     (1) all unvested Stock Grants held by the participant on the date of the participant’s death or the date of the termination of his or her employment as the case may be, shall immediately become vested as of such date;
     (2) all unexercisable Stock Options held by the participant on the date of the participant’s death or the date of the termination of his or her employment, as the case may be, shall immediately become exercisable as of such date and shall remain exercisable until the earlier of (i) the end of the one-year period following the date of the participant’s death or the date of the termination of his or her employment, as the case may be, or (ii) the date the Stock Option would otherwise expire;
     (3) all exercisable Stock Options held by the participant on the date of the participant’s death or the date of the termination of his or her employment, as the case may be, shall remain exercisable until the earlier of (i) the end of the one-year period following the date of the participant’s death or the date of the termination of his or her employment, as the case may be, or (ii) the date the Stock Option would otherwise expire; and
     (4) all unearned and/or unvested Performance Awards held by the participant on the date of the participant’s death or the date of the termination of his or her employment, as the case may be, shall immediately become earned or vested as of such date and shall be paid out and/or settled based on the participant’s performance immediately prior to the date of the participant’s death or the date of the termination of his or her employment on a pro-rated basis with a minimum of at least one year into a performance period, as determined by the Committee.
     b. Subject to any written agreement between the participant and the Company or any of its Subsidiaries, if a participant’s employment is terminated by the Company for Cause (as defined in Section 12(f) below), all Awards, whether or not vested, earned or exercisable, held by the participant on the date of the termination of his or her employment for Cause shall immediately be forfeited by such participant as of such date.
     c. Subject to any written agreement between the participant and the Company or any of its Subsidiaries, if a participant’s employment is terminated for any reason, including, without limitation, retirement, other than for Cause or other than due to death or disability:
     (1) all unvested, unearned or unexercisable Awards held by the participant on the date of the termination of his or her employment shall immediately be forfeited by such participant as of such date; and
     (2) all exercisable Stock Options held by the participant on the date of the termination of his or her employment shall remain exercisable until the earlier of (i) the end of the 90-day period following the date of the termination of the participant’s employment, or (ii) the date the Stock Option would otherwise expire.
     d. Notwithstanding anything contained in the Plan to the contrary, the Committee may, in its discretion, provide that:

7

     (1) any or all unvested Stock Grants held by the participant on the date of the termination of the participant’s employment shall immediately become vested as of such date;
     (2) any or all unexercisable Stock Options held by the participant on the date of the participant’s death and/or the date of the termination of his or her employment shall immediately become exercisable as of such date and shall remain exercisable until a date that occurs on or prior to the date the Stock Option is scheduled to expire, provided, however, that Incentive Stock Options shall remain exercisable not longer than the end of the 90-day period following the date of the termination of the participant’s employment;
     (3) any or all exercisable Stock Options held by the participant on the date of the participant’s death and/or the date of the termination of his or her employment shall remain exercisable until a date that occurs on or prior to the date the Stock Option is scheduled to expire, provided, however, that Incentive Stock Options shall remain exercisable not longer than the end of the 90-day period following the date of the termination of the participant’s employment; and/or
     (4) a participant shall immediately become vested in all or a portion of any earned Performance Awards held by such participant on the date of the termination of the participant’s employment, and such vested Performance Awards (or portion thereof) and/or any unearned Performance Awards (or portion thereof) held by such participant on the date of the termination of his or her employment shall immediately become payable to such participant as if all performance goals had been met as of the date of the termination of his or her employment.
     e. Notwithstanding anything contained in the Plan to the contrary, (i) the provisions contained in this Section 12 shall be applied to an Incentive Stock Option only if the application of such provision maintains the treatment of such Incentive Stock Option as an Incentive Stock Option and (ii) the exercise period of an Incentive Stock Option in the event of a termination due to disability provided in Section 12(a)(3) above shall only apply if the participant’s disability satisfies the requirement of “permanent and total disability” as defined in Section 22(e)(3) of the Code.
     f. For purposes of this Section 12, (i) if there is an employment agreement between the participant and the Company or any of its Subsidiaries in effect, “Cause” shall have the same definition as the definition of “cause” contained in such employment agreement; or (ii) if “Cause” is not defined in such employment agreement or if there is no employment agreement between the participant and the Company or any of its Subsidiaries in effect, “Cause” shall include, but is not limited to:
     (1) any willful and continuous neglect of or refusal to perform the employee’s duties or responsibilities with respect to the Company or any of its Subsidiaries, insubordination, dishonesty, gross neglect or willful malfeasance by the participant in the performance of such duties and responsibilities, or the willful taking of actions which materially impair the participant’s ability to perform such duties and responsibilities, or any serious violation of the rules or regulations of the Company;
     (2) the violation of any local, state or federal criminal statute, including, without limitation, an act of dishonesty such as embezzlement, theft or larceny;
     (3) intentional provision of services in competition with the Company or any of its Subsidiaries, or intentional disclosure to a competitor of the Company or any of its Subsidiaries of any confidential or proprietary information of the Company or any of its Subsidiaries; or
     (4) any similar conduct, including, without limitation, disparagement of the Company or any of its Subsidiaries, by the participant with respect to which the Company determines in its discretion that

8

the participant has terminated employment under circumstances such that the payment of any compensation attributable to any Award granted under the Plan would not be in the best interest of the Company or any of its Subsidiaries.
     For purposes of this Section 12, the Committee shall have the authority to determine whether the “Cause” exists and whether subsequent actions on the part of the participant have cured the “Cause.”
13. Transferability
     Each Award granted under the Plan to a participant which is subject to restrictions on transferability and/or exercisability shall not be transferable otherwise than by will or the laws of descent and distribution and/or shall be exercisable, during the participant’s lifetime, only by the participant. In the event of the death of a participant, each Stock Option theretofore granted to him or her shall be exercisable in accordance with Section 12 above and then only by the executor or administrator of the estate of the deceased participant or the person or persons to whom the deceased participant’s rights under the Stock Option shall pass by will or the laws of descent and distribution. Notwithstanding the foregoing, at the discretion of the Committee, an Award (other than an Incentive Stock Option) may permit the transferability of such Award by a participant solely to members of the participant’s immediate family or trusts or family partnerships for the benefit of such persons, subject to any restriction included in the Award agreement.
14. Other Provisions
     Awards granted under the Plan may also be subject to such other provisions (whether or not applicable to the Award granted to any other participant) as the Committee determines on the date of grant to be appropriate, including, without limitation, for the installment purchase of Common Stock under Stock Options to assist the participant, excluding an executive officer or a director, in financing the acquisition of Common Stock, for the forfeiture of, or restrictions on resale or other disposition of, Common Stock acquired under any form of the Award, for the acceleration of exercisability or vesting of Awards in the event of the Change in Control of the Company, or to comply with federal and state securities laws, or understandings or conditions as to the participant’s employment, in addition to those specifically provided for under the Plan. In addition, except as otherwise provided herein (including, without limitation, Section 21 hereof), a participant may defer receipt or payment of any Award granted under this Plan, in accord with the terms of any deferred compensation plan or arrangement of the Company. The Committee shall have the authority to retract any Award granted under the Plan in case of a material restatement of the financial statements of the Company or if it is otherwise determined by the Committee that the previously granted Award was not earned by the participant.
15. Fair Market Value
     For purposes of this Plan and any Awards granted hereunder, Fair Market Value shall be (i) the closing price of Common Stock on the date of calculation (or on the last preceding trading date if Common Stock was not traded on such date) if Common Stock is readily tradeable on a national securities exchange or other market system or (ii) if Common Stock is not readily tradeable, the amount determined in good faith by the Committee as the fair market value of Common Stock.
16. Withholding
     All payments or distributions of Awards made pursuant to the Plan shall be net of any amounts required to be withheld pursuant to applicable federal, state and local tax withholding requirements. If the Company proposes or is required to distribute Common Stock pursuant to the Plan, it may require the participant receiving such Common Stock to remit to it or to the Subsidiary that employs such participant

9

an amount sufficient to satisfy such tax withholding requirements prior to the delivery of any certificates for such Common Stock. In lieu thereof, the Company or the Subsidiary employing the participant shall have the right to withhold the amount of such taxes from any other sums due or to become due from the Company or the Subsidiary, as the case may be, to the participant receiving Common Stock, as the Committee shall prescribe. The Committee may, in its discretion, and subject to such rules as the Committee may adopt (including any as may be required to satisfy applicable tax and/or non-tax regulatory requirements), permit a participant to pay all or a portion of the federal, state and local withholding taxes arising in connection with any Award consisting of shares of Common Stock by electing to have the Company withhold shares of Common Stock having a Fair Market Value equal to the amount of tax to be withheld, such tax calculated at rates required by statute or regulation.
17. Tenure
     A participant’s right, if any, to continue to serve the Company or any of its Subsidiaries as a non-employee director, executive officer, other employee, consultant or advisor or otherwise shall not be enlarged or otherwise affected by his or her designation as a participant under the Plan.
18. Unfunded Plan
     Participants shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any participant, beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.
19. No Fractional Shares
     No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, or Awards, or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.
20. Duration, Amendment and Termination
     No Award shall be granted more than ten years after the Effective Date; provided, however, that the terms and conditions applicable to any Award granted prior to such date may thereafter be amended or modified by mutual agreement between the Company and the participant or such other persons as may then have an interest therein. Also, by mutual agreement between the Company and a participant under this Plan or under any other present or future plan of the Company, Awards may be granted to such participant in substitution and exchange for, and in cancellation of, any Awards previously granted to such participant under this Plan, or any other present or future plan of the Company. The Board or the Committee may amend the Plan from time to time or suspend or terminate the Plan at any time. However, no action authorized by this Section 20 shall reduce the amount of any existing Award or change the terms and conditions thereof without the participant’s consent. No amendment of the Plan shall, without approval of the stockholders of the Company, (i) increase the total number of shares which may be issued under the Plan or the maximum number of shares with respect to Stock

10

Options and other Awards that may be granted to any individual under the Plan; (ii) modify the requirements as to eligibility for Awards under the Plan; or (iii) effect the repricing of Stock Options; provided, however, that no amendment may be made without approval of the stockholders of the Company if the amendment will disqualify any Incentive Stock Options granted hereunder.
21. Compliance with Section 409A of the Code
     Nothwithstanding anything to the contrary set forth herein, any Award granted under this Plan that is not exempt from the requirements of Section 409A of the Code shall contain such provisions so that such Award shall comply with the requirements of Section 409A of the Code. Such restrictions, if any, shall be determined by the Board. For example, any deferrals of payments to any participant (whether requested by the participant or otherwise required by the Committee) with respect to Awards under this Plan shall not be allowed except to the extent that such deferrals would not cause the payments to fail to satisfy the requirements for nonqualified deferred compensation plans described in Section 409A of the Code.
22. Governing Law
     This Plan, Awards granted hereunder and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).
23. Severability
     In case any provision of this Plan shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
24. Effective Date
     a. The Plan shall be effective as of the date on which the Plan is approved by the stockholders of the Company at an annual meeting or any special meeting of stockholders of the Company (the “Effective Date”) and such approval of stockholders shall be a condition to the right of each participant to receive Awards hereunder.
     b. This Plan shall terminate on the 10th anniversary of the Effective Date (unless sooner terminated by the Board).

11

REVOCABLE PROXY
CTI GROUP (HOLDINGS) INC.
ANNUAL MEETING OF STOCKHOLDERS
DECEMBER 8, 2005
REVOCABLE PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CTI GROUP (HOLDINGS) INC.
The undersigned hereby appoints John Birbeck and Harold Garrison, and each of them, as true and lawful attorneys-in-fact and proxies of the undersigned, with full power of substitution in each for the undersigned, to appear at and represent the undersigned in all matters coming before the annual meeting (the “Annual Meeting”) of stockholders of CTI Group (Holdings) Inc. (“CTIG”) to be held at the offices of CTIG located at 333 North Alabama St., Suite 240, Indianapolis, Indiana 46204, on December 8, 2005 at 11:00 a.m., U.S. Eastern Standard Time (Indiana Local Time), and any postponement or adjournment thereof, and to vote all shares of CTIG’s common stock that the undersigned is entitled to vote, with all the powers and authority that the undersigned would possess if personally present at the Annual Meeting.
The board of directors recommends a vote “FOR” the election of the nominees and the proposals listed on the reverse side.
(To Be Continued and Signed on the Other Side)

A	☒	Please mark your votes as in this example
YOUR VOTE IS IMPORTANT, PLEASE DATE, SIGN AND RETURN
THIS PROXY IN THE ENCLOSED ENVELOPE PROMPTLY. NO
POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.
The undersigned directs the proxies to vote as follows:

1.	To elect as director the following nominees	NOMINEES:
☐	FOR ALL NOMINEES	¡ SALAH OSSEIRAN
¡ BENGT DAHL
¡ HAROLD GARRISON
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	¡ THOMAS GREIN
☐	FOR ALL EXCEPT (See instructions below)
INSTRUCTION: to withhold authority to vote for an individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold as shown here:  •
To change the address on your account, please check the box at the right and indicate your new address in the address space above. Please note that the changes to the registered name(s) on the account may not be submitted via this method.                 ☐
WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON BY THE UNDERSIGNED. IF NO CONTRARY INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR ELECTION OF NOMINEES AND FOR PROPOSALS 2 AND 3. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY AT THEIR BEST JUDGEMENT. AT PRESENT, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT OF THE ANNUAL MEETING.
THE PROXIES PRESENT AND ACTING IN PERSON OR BY THEIR SUBSTITUTES (OR, IF ONLY ONE IS PRESENT AND ACTING, THEN THAT ONE) MAY EXERCISE ALL THE POWERS CONFERRED BY THIS PROXY. DISCRETIONARY AUTHORITY IS CONFERRED BY THIS PROXY AS TO CERTAIN MATTERS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.

2.	To approve CTI Group (Holdings) Inc. Stock Incentive Plan.	FOR	AGAINST	ABSTAIN
		☐	☐	☐

3.	To ratify the appointment of Crowe Chizek and Company, LLC, as independent accountants of CTIG.	FOR	AGAINST	ABSTAIN
		☐	☐	☐
4.	In their discretion, to vote on any business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.
The undersigned may revoke the proxy at any time before it is voted by giving written notice of revocation to Manfred Hanuschek, Chief Financial Officer and Secretary of CTIG, at the address below. Upon giving the written notice of revocation, a stockholder may duly execute a later dated proxy relating to the same shares or attend the Annual Meeting and vote in person. Attendance of the Annual Meeting will not in itself constitute a revocation of the proxy. Before the taking of the vote at the Annual Meeting, any written notice of revocation and a subsequent proxy should be sent to CTI Group (Holdings) Inc., 333 North Alabama St. Suite 240, Indianapolis, IN 46204, attention: Manfred Hanuschek, or hand delivered to Manfred Hanuschek.
The undersigned hereby acknowledges receipt of the notice of the Annual Meeting, the proxy statement relating to the Annual Meeting, 2004 Annual Report to Stockholders and Quarterly Report on Form 10-QSB for the Nine Months Ended September 30, 2005.

     Signature of Stockholder__________________    Date ____ ____,2005      Signature of Stockholder __________________    Date ____ ____,2005

NOTE:	PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR ON THIS PROXY. WHEN SHARES ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN. WHEN SIGNING AS EXECUTOR, ADMINISTRATOR, ATTORNEY, TRUSTY OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF THE SIGNER IS A CORPORATION, PLEASE SIGN FULL CORPORATE NAME BY DULY AUTHORIZED OFFICER, GIVING FULL TITLE AS SUCH. IF SIGNER IS A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON